     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001


                                                               FILE NO. 33-67538
                                                              FILE NO. 811-07974

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 10


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 11

                             ---------------------

                        FARM BUREAU LIFE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)
                                 1-515-225-5400

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2001 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON [DATE] PURSUANT TO PARAGRAPH (a) OF RULE 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FARM BUREAU LIFE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 2001

Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. It provides for accumulation of Cash Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Cash Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Farm Bureau Life Annuity Account, each of which invests in one of the following Investment Options:

Value Growth Portfolio                     High Grade Bond Portfolio
High Yield Bond Portfolio                  Managed Portfolio
Blue Chip Portfolio                        Money Market Portfolio
Mid-Cap Growth Portfolio                   New America Growth Portfolio
Personal Strategy Balanced Portfolio       International Stock Portfolio
Growth Portfolio                           Overseas Portfolio
Contrafund Portfolio                       Index 500 Portfolio
Growth & Income Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Cash Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus. The Statement of Additional Information
(SAI) has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus, and other information filed electronically with the SEC.

Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   Issued By
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                  800-247-4170

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
EXPENSE TABLES..............................................           5
SUMMARY OF THE CONTRACT.....................................           9
CONDENSED FINANCIAL INFORMATION.............................          11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................          13
      Farm Bureau Life Insurance Company....................          13
      IMSA..................................................          13
      Iowa Farm Bureau Federation...........................          13
      Farm Bureau Life Annuity Account......................          13
      Investment Options....................................          13
      Addition, Deletion or Substitution of Investments.....          17
DESCRIPTION OF ANNUITY CONTRACT.............................          17
      Issuance of a Contract................................          17
      Premiums..............................................          18
      Free-Look Period......................................          18
      Allocation of Premiums................................          18
      Variable Cash Value...................................          19
      Transfer Privilege....................................          20
      Partial Surrenders and Surrenders.....................          20
      Special Transfer and Withdrawal Options...............          21
      Death Benefit Before the Retirement Date..............          22
      Proceeds on the Retirement Date.......................          23
      Payments..............................................          23
      Modification..........................................          24
      Reports to Owners.....................................          24
      Inquiries.............................................          24
THE DECLARED INTEREST OPTION................................          24
      Minimum Guaranteed and Current Interest Rates.........          25
      Transfers From Declared Interest Option...............          25
      Payment Deferral......................................          25
CHARGES AND DEDUCTIONS......................................          26
      Surrender Charge (Contingent Deferred Sales Charge)...          26
      Annual Administrative Charge..........................          26
      Transfer Processing Fee...............................          27
      Mortality and Expense Risk Charge.....................          27
      Investment Option Expenses............................          27
      Premium Taxes.........................................          27
      Other Taxes...........................................          27
PAYMENT OPTIONS.............................................          28
      Description of Payment Options........................          28
      Election of Payment Options and Annuity Payments......          29
YIELDS AND TOTAL RETURNS....................................          32
FEDERAL TAX MATTERS.........................................          33
      Introduction..........................................          33
      Tax Status of the Contract............................          34
      Taxation of Annuities.................................          35
      Transfers, Assignments or Exchanges of a Contract.....          37
      Withholding...........................................          37
      Multiple Contracts....................................          37

                                                                 PAGE
                                                              -----------
      Taxation of Qualified Plans...........................          37
      Possible Charge for the Company's Taxes...............          40
      Other Tax Consequences................................          40
DISTRIBUTION OF THE CONTRACTS...............................          40
LEGAL PROCEEDINGS...........................................          41
VOTING RIGHTS...............................................          41
FINANCIAL STATEMENTS........................................          41
CALCULATING VARIABLE ANNUITY PAYMENTS.......................  Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......     SAI-TOC


            The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: Farm Bureau Life Annuity Account.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.


BENEFICIARY: The person to whom the Company pays the proceeds on the death of the Owner/Annuitant.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.

CASH VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

CASH SURRENDER VALUE: The Cash Value less any applicable Surrender Charge.

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): Farm Bureau Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, the Contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal offices of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code. These plans already provide tax deferral so you should consider purchasing a Contract based on its other features and benefits.



RETIREMENT DATE: The date when the Company applies the Cash Value under a payment option, if the Annuitant is still living.


SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner in a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire Cash Value is variable cash value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:

CONTRACT YEAR*             SURRENDER CHARGE
1                                 6%
2                                 5
3                                 4
4                                 3
5                                 2
6                                 1
7 and after                       0

    * You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. The amount that you may surrender without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.

       Under certain circumstances, a Surrender Charge may apply on the Retirement Date. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--SURRENDER CHARGE AT THE RETIREMENT DATE.")

Transfer Processing Fee                                       None*

    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.

Annual Administrative Charge                                  $ 30
Annual Account Expenses (as a percentage of average net
assets)
  Mortality and Expense Risk Charge                           1.25%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.25%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)


                                                              ADVISORY    OTHER       TOTAL
INVESTMENT OPTION                                               FEE      EXPENSES   EXPENSES
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  0.45%      0.12%      0.57%
  High Grade Bond                                               0.30%      0.15%      0.45%
  High Yield Bond                                               0.45%      0.14%      0.59%
  Managed                                                       0.45%      0.11%      0.56%
  Money Market                                                  0.25%      0.25%      0.50%
  Blue Chip                                                     0.20%      0.07%      0.27%
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                0.85%      0.00%      0.85%(1)
  New America Growth                                            0.85%      0.00%      0.85%(1)
  Personal Strategy Balanced                                    0.90%      0.00%      0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                           1.05%      0.00%      1.05%(1)
Fidelity Variable Insurance Products Funds
  VIP Growth                                                    0.57%      0.08%      0.65%(2)
  VIP Overseas                                                  0.72%      0.17%      0.89%(2)
  VIP II Contrafund-Registered Trademark-                       0.57%      0.09%      0.66%(2)
  VIP II Index 500                                              0.24%      0.09%      0.33%(3)
  VIP III Growth & Income                                       0.53%      0.05%      0.58%(2)


(1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.

(2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total Investment Option operating expenses presented in the preceding table would have been: Growth 0.64%, Overseas 0.87%, Contrafund 0.63% and Growth & Income 0.57%.


(3) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued by the Fund's manager at any time.


The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 2000 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this Prospectus.

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $104       $186       $269       $511
  High Grade Bond                                                103        183        262        498
  High Yield Bond                                                104        187        270        513
  Managed                                                        104        186        268        509
  Money Market                                                   103        184        265        503
  Blue Chip                                                      101        177        253        478
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                 107        194        282        539
  New America Growth                                             107        194        282        539
  Personal Strategy Balanced                                     107        196        285        544
T. Rowe Price International Series, Inc.
  International Stock                                            109        200        292        560
Fidelity Variable Insurance Products Funds
  VIP Growth(1)                                                  105        189        273        519
  VIP Overseas(1)                                                107        196        284        543
  VIP II Contrafund(1)                                           105        189        273        520
  VIP II Index 500(1)                                            101        178        254        480
  VIP III Growth & Income(1)                                     104        186        269        512

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $48        $147       $248       $511
  High Grade Bond                                                47         143        242        498
  High Yield Bond                                                49         148        249        513
  Managed                                                        48         147        247        509
  Money Market                                                   48         145        244        503
  Blue Chip                                                      45         138        232        478
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                 51         155        262        539
  New America Growth                                             51         155        262        539
  Personal Strategy Balanced                                     52         157        265        544
T. Rowe Price International Series, Inc.
  International Stock                                            53         162        272        560
Fidelity Variable Insurance Products Funds
  VIP Growth(1)                                                  49         149        252        519
  VIP Overseas(1)                                                52         157        264        543
  VIP II Contrafund(1)                                           49         150        252        520
  VIP II Index 500(1)                                            46         138        233        480
  VIP III Growth & Income(1)                                     49         147        248        512



(1)Expenses assume that current fee waivers and expense reimbursements for the Funds continue for the periods shown.



The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the Cash Value per Contract is $10,000, which translates the administrative charge into an assumed .30% charge for the purposes of the examples.


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Cash Value is attributable to the Account, Cash Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 10 days after you receive it (certain states allow 20 days) (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or

    - the Cash Value on the date the Company receives the returned Contract at the Home Office, plus administrative charges and any other charges deducted from the Account.

  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. You may make subsequent premium payments (minimum of $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

    - Only one transfer out of the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that option.

    - The Company waives fees for the first twelve transfers during a Contract Year.

    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL SURRENDER. You may surrender part of the Cash Value upon written notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Surrenders and Surrenders--PARTIAL SURRENDERS"). A Partial Surrender may have tax consequences and may be restricted under certain Qualified Contract. (See "FEDERAL TAX MATTERS.")


  SURRENDER. You may surrender your Contract upon written notice on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Surrenders and Surrenders--SURRENDERS"). A Surrender may have tax consequences. (See "FEDERAL TAX MATTERS.")

CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL SURRENDER OR SURRENDER"). We deduct this charge from the amount surrendered.

YEAR                      CHARGE
1                           6%
2                           5
3                           4
4                           3
5                           2
6                           1
7 and after                 0

  You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    -   with an initial premium payment of $50,000 or greater, or

    - if you have a Cash Surrender Value of $50,000 or greater on your Contract Anniversary.

  We may terminate this waiver at any time.

  TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.


  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.25% (approximately 0.86% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your retirement date, you may choose to have the Cash Surrender Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS


  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")


--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

    The Account commenced operations on December 13, 1993, however, no premiums were received until January 3, 1994. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 2000.

                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Value Growth
  1994                                         $10.000000        $ 9.444367        432,277.301991
  1995                                           9.444367         11.757386        517,391.062449
  1996                                          11.757386         13.674196        842,024.475801
  1997                                          13.674196         14.351888      1,480,458.189756
  1998                                          14.351888         10.708359      1,798,954.440607
  1999                                          10.708359          9.903134      1,698,985.167791
  2000                                           9.903134         11.419804      1,213,246.995853
High Grade Bond
  1994                                         $10.000000        $ 9.814168         76,901.476870
  1995                                           9.814168         11.081686        111,363.527645
  1996                                          11.081686         11.598221        157,246.624168
  1997                                          11.598221         12.638724        246,715.778945
  1998                                          12.638724         13.424249        478,226.393161
  1999                                          13.424249         13.200202        610,691.272284
  2000                                          13.200202         14.489917        504,863.107450
High Yield Bond
  1994                                         $10.000000        $ 9.694750        121,183.181173
  1995                                           9.694750         11.030995        204,375.618302
  1996                                          11.030995         12.279317        259,711.686337
  1997                                          12.279317         13.599893        318,387.884067
  1998                                          13.599893         14.357539        574,791.394312
  1999                                          14.357539         14.074203        645,218.673657
  2000                                          14.074203         14.324807        527,506.913808
Managed
  1994                                         $10.000000        $ 9.391586        399,444.197239
  1995                                           9.391586         11.673937        470,401.235924
  1996                                          11.673937         13.544603        874,077.697751
  1997                                          13.544603         14.812821      1,587,400.851287
  1998                                          14.812821         13.353071      2,135,009.594475
  1999                                          13.353071         12.732614      1,655,918.646748
  2000                                          12.732614         16.021408      1,124,377.006654

                                              ACCUMULATION      ACCUMULATION
                                              UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                  BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Money Market
  1994                                         $10.000000        $10.244543         34,710.804010
  1995                                          10.244543         10.674932         35,138.421239
  1996                                          10.674932         11.060720         98,181.048713
  1997                                          11.060720         11.490613        103,638.521767
  1998                                          11.490613         11.918652        196,131.265936
  1999                                          11.918652         12.311317        277,902.542187
  2000                                          12.311317         12.879016        311,127.565808
Blue Chip
  1994                                         $10.000000        $ 9.894181         79,759.631145
  1995                                           9.894181         12.994267        166,613.068180
  1996                                          12.994267         15.598591        420,198.490583
  1997                                          15.598591         19.644248        865,517.558301
  1998                                          19.644248         23.076586      1,405,038.490515
  1999                                          23.076586         27.550162      1,605,404.332352
  2000                                          27.550162         24.891473      1,700,516.513888
Mid-Cap Growth
  1999*                                        $10.000000        $11.558106        148,116.601103
  2000                                          11.558106         12.421143        520,410.344429
New America Growth
  1999*                                        $10.000000        $10.618750        148,260.057146
  2000                                          10.618750          9.428713        341,918.901284
Personal Strategy Balanced
  1999*                                        $10.000000        $10.190662        204,868.486876
  2000                                          10.190662         10.650909        504,370.109579
International Stock
  1999*                                        $10.000000        $12.594365         37,855.933511
  2000                                          12.594365         10.251995        172,671.089779
Growth
  1999*                                        $10.000000        $12.470481        463,699.762973
  2000                                          12.470481         11.021759      1,444,185.491846
Overseas
  1999*                                        $10.000000        $13.059675         63,176.428061
  2000                                          13.059675         10.471433        322,687.496577
Contrafund
  1999*                                        $10.000000        $11.412001        268,419.718536
  2000                                          11.412001         10.591291        780,928.170248
Index 500
  1999*                                        $10.000000        $10.978394        364,582.667227
  2000                                          10.978394          9.866754        940,433.025457
Growth & Income
  1999*                                        $10.000000        $10.215613        256,006.036822
  2000                                          10.215613          9.731343        547,733.198564

    * The Mid-Cap Growth, New America Growth, Personal Strategy Balanced, International Stock, Growth, Overseas, Contrafund, Index 500 and Growth & Income Subaccounts became available on May 1, 1999.

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY

    The Company was incorporated on October 30, 1944 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies, disability income insurance policies and annuity contracts. One hundred percent of our outstanding voting shares are owned by FBL Financial Group, Inc., of which Iowa Farm Bureau Federation owned 57.30% of the outstanding voting stock at December 31, 2000. We are admitted to do business in 18 states: Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming. Our Home Office is at
    5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------

IMSA



    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

IOWA FARM BUREAU FEDERATION

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------

FARM BUREAU LIFE ANNUITY ACCOUNT

    On July 26, 1993, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - meets the definition of a "separate account" under the federal securities laws;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently fifteen Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment

    Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.


    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.


    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing
                                          primarily in debt securities rated AAA, AA or A by
                                          Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                          Service, Inc. and in securities issued or guaranteed by
                                          the United States government or its agencies or
                                          instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund Prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

PORTFOLIO                              INVESTMENT OBJECTIVE
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund. The Fund is comprised of four portfolios, the following three of which are available under the Contract.

PORTFOLIO                              INVESTMENT OBJECTIVE
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in the Standard & Poor's Mid-Cap 400 Index.
New America Growth Portfolio           -  This Portfolio seeks growth of capital by investing
                                          primarily in the common stocks of companies operating in
                                          sectors the investment adviser believes will be the
                                          fastest growing in the U.S. Fast-growing companies can be
                                          found across an array of industries in today's "new
                                          America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.



T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.

PORTFOLIO                              INVESTMENT OBJECTIVE
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 65% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.
Fidelity VIP II                        -  This Portfolio seeks capital appreciation by investing in
Contrafund-Registered Trademark-          securities of companies whose value the adviser believes
Portfolio                                 is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP II Index 500 Portfolio    -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP III Growth & Income       -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.


    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Cash Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Cash Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT

    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. We do not apply a maximum age for owners on the Contract Date.

--------------------------------------------------------------------------------

PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000. You may make mimimum subsequent premium payments of $50 at any time during the annuitant's lifetime and before the retirement date.


    You may select to receive a premium reminder notice based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if premiums are not paid.

--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 10 days after you receive it. (If you reside in Idaho, North Dakota or Wisconsin, you are allowed to return the Contract within 20 days after you receive it. Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Cash Value on the date we receive the returned Contract at the Home Office, plus administrative charges and any other charges deducted from the Account.
--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two business days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.

        - We will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.

        - You may change your allocation schedule at any time by sending written notice to the Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect. Changing your allocation schedule will not alter the allocation of your existing Cash Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.

    Because the Cash Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
--------------------------------------------------------------------------------

VARIABLE CASH VALUE

    The variable cash value of your Contract will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial surrenders, transfers and charges assessed. The Company does not guarantee a minimum variable cash value, and, because your Contract's variable cash value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE CASH VALUE. Your Contract's variable cash value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.

--------------------------------------------------------------------------------

TRANSFER PRIVILEGE

    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date. We will process all transfers based on the net asset value next determined after we receive your written request at the Home Office.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or the Declared Interest Option, if less.

        - Transfers out of the Declared Interest Option must be for no more than 25% of the Cash Value in that option.

        - If a transfer would reduce the Cash Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives fees for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.
--------------------------------------------------------------------------------

PARTIAL SURRENDERS AND SURRENDERS

    PARTIAL SURRENDERS. You may surrender part of the Cash Value upon written notice at any time before the Retirement Date.

        -   The minimum amount which you may partially surrender is $500.

        - The maximum amount which you may partially surrender is that which would leave the remaining Cash Value equal to or less than $2,000. If your partial surrender reduces your Cash Value to $2,000 or less, it may be treated as a full surrender of the Contract.

    We will process your partial surrender based on the net asset value next determined after we receive your written request at the Home Office. You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. You may elect to have any applicable Surrender Charge deducted from your remaining Cash Value or the amount partially surrendered. (See "Surrender Charge.")

    You may specify the amount of the partial surrender to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial surrender from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Cash Value on the date we receive your request at the Home Office.


    SURRENDER. You may fully surrender your Contract upon written notice on or before the Retirement Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your written request and your Contract at the Home Office. You may choose to have the Cash Surrender Value distributed to you as follows:

        -   under a payment option, or

        -   in a lump sum.


    SURRENDER AND PARTIAL SURRENDER RESTRICTIONS. Your right to make partial surrenders and full surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts.")


    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial surrenders of Qualified Contracts are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Contracts.")
--------------------------------------------------------------------------------

SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.

    AUTOMATIC REBALANCING. You may automatically reallocate your Cash Value among the Subaccounts and Declared Interest Option each year to return your Cash Value to your most recent premium allocation percentages.

        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.

        - This feature is not considered in the twelve free transfers during a Contract Year.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.

        - This feature is considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.

        - The maximum amount which you may withdraw is that which would leave the remaining Cash Value equal to or less than $2,000.

        - You may annually withdraw a maximum of 10% of Cash Value without incurring a Surrender Charge.

        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Home Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE


    If an Annuitant (who must always be the Owner) dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:


        - premiums paid, less any partial surrenders (including applicable Surrender Charges), or

        -   the Cash Value.


    We will pay the death benefit to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a payment option.



    There is no death benefit payable if the Owner dies after the Retirement
    Date.



    We are required, by federal tax law applicable to Non-Qualified Contracts, to distribute the Cash Value to the Beneficiary within five years of the deceased Owner's death. This requirement is considered satisfied if proceeds are distributed over the life of the Beneficiary (or a period not exceeding the life expectancy of the Beneficiary), provided they begin within one year of the Owner's death. However, if the deceased Owner's spouse is the designated Beneficiary, he or she may continue the Contract as the new Owner.



    If the Owner dies on or after the Retirement Date, any remaining payments will be distributed under the payment option in effect on the Owner's date of death.


    Other rules may apply to a Qualified Contract.

    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. There is no charge for this rider.


    If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:


       a) is the Cash Value; and

       b) is the sum of all premium payments less the sum of all partial surrender reductions (described below).

    The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

    A partial surrender reduction is equal to a) times b), divided by c) where:

       a) is the death benefit immediately prior to partial surrender;

       b) is the amount of the partial surrender; and

       c) is the Cash Value immediately prior to partial surrender.

    This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Cash Value being less than the premium payments received minus any partial surrender reductions will result in no Incremental Death Benefit being paid.

    The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.



                                TOTAL
                               PREMIUMS     CASH                                 INCREMENTAL
               DATE              PAID      VALUE       GAIN     DEATH BENEFIT   DEATH BENEFIT
             4/1/2001          $100,000   $100,000   $      0     $100,000         $     0
             4/1/2021          $100,000   $450,000   $350,000     $450,000         $50,000



    If we receive Due Proof of Death on April 1, 2021, and there were no partial surrenders made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE


    You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.



    On the Retirement Date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Cash Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value on the Retirement Date.



    You may change the Retirement Date subject to these limitations:



        - we must receive a written notice at the Home Office at least 30 days before the current Retirement Date;



        - the requested Retirement Date must be a date that is at least 30 days after receipt of the written notice; and



        - the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.

--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial surrender or death benefit within seven days of receipt of a written request at the Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.
--------------------------------------------------------------------------------

MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Cash Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, partial surrenders taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Cash Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).


    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Cash Value allocated to the Declared Interest Option (the "Declared Interest Option cash value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option cash value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option cash value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option cash value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option cash value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION CASH VALUE. The Declared Interest Option cash value is equal to:

        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or surrendered.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION

    Only one transfer from the Declared Interest Option is allowed to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option Cash Value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.
--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL SURRENDER OR SURRENDER. We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract years.

CONTRACT YEAR IN WHICH   CHARGE AS PERCENTAGE OF
   SURRENDER OCCURS         AMOUNT SURRENDERED
1                                    6%
2                                    5
3                                    4
4                                    3
5                                    2
6                                    1
7 and after                          0

    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.


    If the Contract is being surrendered, the Surrender Charge is deducted from the Cash Value in determining the Cash Surrender Value. For a partial surrender, the Surrender Charge may, at the election of the Owner, be deducted from the Cash Value remaining after the amount requested is withdrawn or from the amount of the surrender requested.


    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. (This right is not cumulative from Contract Year to Contract Year.)

    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a Surrender Charge against your Cash Value at the retirement date. We do not apply a Surrender Charge if you elect to receive a life contingent payment option. If you select fixed annuity payments under payment options 2 or 4, we assess a Surrender Charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.


    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Policy Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at the Home Office in order to activate this waiver.

--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE


    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Cash Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. We do not assess this charge during the annuity payment period.


    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000 or greater, or

        - upon a Cash Surrender Value of $50,000 or greater on your Contract Anniversary.

    We may terminate this privilege at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE

    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.25% (daily rate of 0.0034035%) (approximately 0.86% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.


    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.


    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Cash Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds On the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount you apply to a payment option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering the Contract; or (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option.



    Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental agreement to be issued for the payment option.


    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
--------------------------------------------------------------------------------

DESCRIPTION OF PAYMENT OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.


    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.


    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.


    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.
--------------------------------------------------------------------------------

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS


    While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.


    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

    We have provided a description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the payment option chosen;


        -   the Annuitant's age and sex;


        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

    The payee may elect to receive fixed annuity payments under each of the payment options. We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:


           (1) the total proceeds would be less than $2,000;


           (2) the amount of each payment would be less than $20; or

           (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

    Under Option 1 (Interest Income), the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4 (Income for Fixed Amount), proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment for the remaining payment options by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Option 3 (Life Income Option with

    Term Certain) and Option 7 (Joint and 100% to Survivor Monthly Life Income Option). We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

        -   the dollar amount of proceeds being applied to a payment option;

        -   the payment option selected;


        -   the age and sex of the Annuitant; and


        - the assumed interest rate used in the variable payment option tables (5% per year).

    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is an exchange of annuity units (see "EXCHANGING ANNUITY UNITS" below).


    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value for each Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

           (a) is the annuity unit value for the immediately preceding Valuation Period;

           (b) is the net investment factor for that Valuation Period (described below); and

           (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

           (x) is the net result of:

               1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

               2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

               3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

               4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

           (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

           (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

    For variable annuity payments, we reserve the right to:


           (1) refuse the election of a payment option if total proceeds are less than $5,000;


           (2) refuse to make payments of less than $50 each; or

           (3) make payments at less frequent intervals if payments will be less than $50 each.

    EXCHANGING ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may exchange the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The exchange request will take effect as of the end of the Valuation Period when we receive the request. On the date of the exchange, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may exchange annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit exchanges of annuity units between the Subaccounts.

    SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to:

           (a) the commuted value of remaining payments in a payment option;
       MINUS


           (b) a commutation fee that varies by year since the Retirement Date.


    The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount.


    We will deduct a commutation fee (surrender charge) on any full surrenders requested during the first six years of a payment option. We assess the commutation fee as a percentage of the original proceeds. The commutation fee begins at 6% during the first year of a payment option and declines by 1% in each of the next five years. Full surrenders requested after the sixth year of a payment option are not subject to a commutation fee. In addition, if you elect to receive variable annuity payments, then we do not assess a Surrender Charge against the proceeds applied to a variable payment option on the Retirement Date, and we will calculate any commutation fee based on the Contract Date. See "FEDERAL TAX MATTERS" for a discussion on the tax consequences of Surrenders.


    Please refer to APPENDIX A for more information on variable annuity payments.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research

    Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:


        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        -   receiving distributions from a Qualified Contract

    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Cash Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


    OWNER CONTROL. In certain circumstances, Owners of variable annuity Contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Contract Owner's gross income. The IRS has stated in published rulings that a variable annuity Contract Owner will be considered the Owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."



    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Cash Values. These differences could result in a Contract Owner being treated as the Owner of a pro rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the Owner of the assets of the Account.



    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:



        - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and



        - if any Owner dies prior to the date annuity payments begin, the interest in the Contract will be distributed within five years after the date of the Owner's death.



    These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's designated

    Beneficiary is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.


    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.


    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Cash Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.



    NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:



        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);


        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.


    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.


    PARTIAL SURRENDERS. Under Section 72(e) of the Code, if a partial surrender is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial surrender is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Cash Value immediately before the partial surrender exceeds the investment in the Contract at that time. Any additional amount surrendered is not taxable.



    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.



    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.



    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.



    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:



        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or


        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;


        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);


        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;


        - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and


        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.


    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

    ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax advisor prior to selecting any optional benefit under the Contract.

--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,


        - the designation of an Annuitant, payee or other beneficiary who is not also the Owner,



        -   the selection of certain Retirement Dates, or


        -   the exchange of a Contract.


    An Owner contemplating any of these actions should consult their tax adviser.

--------------------------------------------------------------------------------

WITHHOLDING


    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.



    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

--------------------------------------------------------------------------------

MULTIPLE CONTRACTS


    All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

--------------------------------------------------------------------------------

TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.


    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under
    Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age
    70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.



    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.



    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.


    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider causes the death benefit to exceed the greater of the premiums paid or the cash value. This death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.



    The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as that contained in the Incremental Death Benefit Rider comports with IRA qualification requirements. The Internal Revenue Service may take the position that use of the Incremental Death Benefit Rider adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. Consult your tax adviser if you are considering using the Incremental Death Benefit Rider as an IRA.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company.


    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing's principal business address is the same as that of the Company.


    The Company may pay sales representatives commissions up to an amount equal to 4% of the premiums paid under a Contract during the first six Contract years and 1% of the premiums paid in the seventh and subsequent Contract years. Managers of sales representatives may also receive commission overrides of up to 30% of the sales representatives commissions. We may also pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have Cash Value, and may include fractional votes. (You only have voting interest prior to the retirement date.) The number of votes attributable to a Subaccount is determined by dividing your Cash Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of net assets for the Account as of December 31, 2000 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

CALCULATING VARIABLE ANNUITY PAYMENTS


The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.



WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.



HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses:
0.00%, 3.45%, 6.90%, 9.45%, and 12.00%. Net of all expenses, these constant returns are: -1.91%, 1.56%, 5.01%, 7.56%, and 10.11%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.64% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table on page 6. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated Subaccount's average daily net assets.



THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual agreement issued in connection with an actual Contract may be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because it is likely that a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee may be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected, and, for the life contingent options, upon the life of the payee. See the prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."


ASSUMPTIONS ON WHICH THE HYPOTHETICAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

    -   The hypothetical Contract is a Non-Qualified Contract

    - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract


    - The proceeds applied under the agreement represent the entire Cash Surrender Value of the Contract and are allocated to a single Subaccount


    - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.45%, 6.90%, 9.45%, and 12.00%

    -   Assumed Interest Rate is 5% per year

    -   The payee elects to receive monthly variable annuity payments

    - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

    For a discussion of how a Contract Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

    ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

    THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

    -   the amount of proceeds applied

    -   the annuity payment option selected

    -   the annuity purchase rates in the agreement on the effective date

    -   the Assumed Interest Rate under the agreement on the effective date


    -   the age of the Annuitant



    -   in most cases, the sex of the Annuitant


    For each column in the chart, the entire proceeds is allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                   INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                         ASSUMING A CONSTANT RATE OF RETURN



               0.00%        3.45%        6.90%        9.45%        12.00%
CONTRACT       GROSS        GROSS        GROSS        GROSS        GROSS
YEAR          -1.89% NET   1.56% NET    5.01% NET    7.56% NET    10.11% NET
1               $1,000       $1,000       $1,000       $1,000       $1,000
2                  934          967        1,000        1,024        1,049
3                  873          936        1,000        1,049        1,100
4                  816          905        1,000        1,075        1,153
5                  762          875        1,000        1,101        1,209
6                  712          847        1,000        1,128        1,268
7                  665          819        1,000        1,155        1,330
8                  622          792        1,000        1,184        1,395
9                  581          766        1,000        1,213        1,463
10                 543          741        1,000        1,242        1,534
11                 507          717        1,000        1,272        1,608
12                 474          693        1,000        1,303        1,687
13                 443          671        1,000        1,335        1,769
14                 414          649        1,000        1,368        1,855
15                 387          627        1,000        1,401        1,945
16                 361          607        1,000        1,435        2,040
17                 338          587        1,000        1,470        2,139
18                 315          568        1,000        1,506        2,243
19                 295          549        1,000        1,543        2,352
20                 275          531        1,000        1,580        2,467
21                 257          514        1,000        1,619        2,587
22                 240          497        1,000        1,658        2,713
23                 225          481        1,000        1,699        2,845
24                 210          465        1,000        1,740        2,983
25                 196          450        1,000        1,783        3,128

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                              --------
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     2
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     5
      Effect of the Administrative Charge on Performance
       Data.................................................     6
EXPERTS.....................................................     6
OTHER INFORMATION...........................................     6
FINANCIAL STATEMENTS........................................     7


                                    SAI-TOC

TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                       FARM BUREAU LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170

                        FARM BUREAU LIFE ANNUITY ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of EquiTrust Variable Insurance Series Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Fidelity Variable Insurance Products Funds. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

                                  May 1, 2001

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
                                                              --------
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     2
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     5
      Effect of the Administrative Charge On Performance
       Data.................................................     6
EXPERTS.....................................................     6
OTHER INFORMATION...........................................     6
FINANCIAL STATEMENTS........................................     7

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX


    If the age or sex of the Annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.

--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS


    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.


    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:


        -   the annual administrative charge and


        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:


Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option
          (exclusive of realized gains or losses on the sale of
          securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day
          period attributable to a hypothetical account having a
          balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV)) (to the power of 365/7) - 1

Where:

NCS  =    the net change in the value of the Investment Option
          (exclusive of realized gains or losses on the sale of
          securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day
          period attributable to a hypothetical account having a
          balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.


    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:



Yield = 2 X ((((NI - ES)/(U X UV)) + 1) (to the power of 6) - 1)

Where:

NI   =    net investment income of the Investment Option for the
          30-day or one-month period attributable to the subaccount's units.

ES   =    expenses of the subaccount for the 30-day or one-month
          period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.


    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.


    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount (see four columns under "Investment Option" heading below). For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


TR = (ERV/P) (to the power of 1/N) - 1

Where:

TR   =    the average annual total return net of subaccount recurring charges.

ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the
          period.

P    =    a hypothetical initial payment of $1,000.

N    =    the number of years in the period.

    The following chart provides the adjusted historic average annual total return information for the Subaccounts. When a Subaccount has been in existence for at least one year, the chart below provides the actual adjusted average annual total return for the Subaccount as of the end of the period indicated or from the date of inception (i.e., since the first dollar was funded to the Subaccount) calculated according to the formula described above (see the three columns to the right of the chart under the heading "Subaccount").


                                                 INVESTMENT OPTION                               SUBACCOUNT
                                                                                                              FOR THE
                                                                                                              PERIOD
                                                                                                             FROM DATE
                                 FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE        OF
                                  1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     5-YEAR     INCEPTION
                                  PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     PERIOD        OF
SUBACCOUNT (DATE ON WHICH FIRST   ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED      ENDED     SUBACCOUNT
ACTIVITY OCCURRED)               12/31/00   12/31/00   12/31/00      TO 12/31/00      12/31/00   12/31/00   TO 12/31/00
EquiTrust Variable Insurance Series Fund
  Value Growth(1) (1/17/94)        8.25%     (1.30)%     5.63%           3.96%          8.07%     (1.17)%       1.64%
  High Grade Bond(1) (1/18/94)     2.87       4.80       6.50            7.21           2.87       4.82         5.21
  High Yield Bond(1) (1/17/94)    (4.59)      4.68       8.63            8.02          (4.61)      4.67         5.03
  Managed(1) (1/17/94)            18.29       5.86       9.25            8.25          17.93       5.90         6.75
  Money Market(2) (1/4/94)        (1.96)      3.10       3.07            3.29          (1.96)      3.13         3.43
  Blue Chip(3) (1/17/94)         (15.47)     13.25      14.65           14.97         (15.33)     13.02        13.75
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth(5) (5/6/99)      (0.49)        --         --           15.71           0.72         --        10.17
  New America Growth(4)
  (5/4/99)                       (17.44)      9.69         --           14.01         (16.78)        --         6.77
  Personal Strategy Balanced(6)
  (5/4/99)                        (2.37)      9.99         --           13.06          (2.05)        --         0.36
T. Rowe Price International Series, Inc.
  International Stock(4)
  (5/12/99)                      (24.23)      6.48         --            6.62          23.71         --        (1.96)

                                             INVESTMENT OPTION                               SUBACCOUNT
                                                                                                          FOR THE
                                                                                                          PERIOD
                                                                                                         FROM DATE
                             FOR THE    FOR THE    FOR THE     FOR THE PERIOD     FOR THE    FOR THE        OF
                              1-YEAR     5-YEAR    10-YEAR      FROM DATE OF       1-YEAR     5-YEAR     INCEPTION
                              PERIOD     PERIOD     PERIOD      INCEPTION OF       PERIOD     PERIOD        OF
                              ENDED      ENDED      ENDED     INVESTMENT OPTION    ENDED      ENDED     SUBACCOUNT
SUBACCOUNT (INCEPTION DATE)  12/31/00   12/31/00   12/31/00      TO 12/31/00      12/31/00   12/31/00   TO 12/31/00
Fidelity Variable Insurance Products Funds
  VIP Growth(7) (5/5/99)     (17.78)%    17.29%     18.49%          14.84%        (17.17)%       --         2.46%
  VIP Overseas(8) (5/5/99)   (25.42)      8.44       7.72            6.87         (24.86)        --        (0.67)
  VIP II Contrafund(9)
  (5/5/99)                   (13.68)     15.79         --           19.47         (13.02)        --         0.02
  VIP II Index 500(10)
  (5/5/99)                   (16.20)     15.96         --           15.43         (15.77)        --        (4.18)
  VIP III Growth &
  Income(11) (5/5/99)        (10.86)        --         --           12.99         (10.72)        --        (4.98)

    The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

        (1) The Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 17, 1987.

        (2)   The Money Market Portfolio commenced operations on February 20,
              1990.

        (3)   The Blue Chip Portfolio commenced operations on October 15, 1990.

        (4) The New America Growth and International Stock Portfolios commenced operations on March 31, 1994.

        (5) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.

        (6) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.

        (7)   The Growth Portfolio commenced operations on October 9, 1986.

        (8)   The Overseas Portfolio commenced operations on January 28, 1987.

        (9)   The Contrafund Portfolios commenced operations on January 3, 1995.

        (10)  The Index 500 Portfolio commenced operations on August 27, 1992.

        (11)  The Growth & Income Portfolio commenced operations on
              December 31, 1996.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of subaccount recurring
          charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------


EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA



    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.


--------------------------------------------------------------------------------


EXPERTS

--------------------------------------------------------------------------------


    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.



    The Account's statements of net assets as of December 31, 2000 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2000 and 1999 and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors




The Board of Directors and Participants
Farm Bureau Life Insurance Company


We have audited the accompanying individual and combined statements of net assets of Farm Bureau Life Annuity Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market, Blue Chip, Growth, Overseas, Contrafund, Index 500, Growth & Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of Farm Bureau Life Annuity Account at December 31, 2000, and the individual and combined results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP
Des Moines, Iowa
February 23, 2001

                        Farm Bureau Life Annuity Account

                            Statements of Net Assets

                                December 31, 2000

ASSETS
Investments in EquiTrust Variable Insurance Series Fund:
   Value Growth Subaccount:
     Value Growth Portfolio, 1,396,677.66 shares at net asset
       value of $9.92 per share (cost $16,418,478)                                          $  13,855,042
   High Grade Bond Subaccount:
     High Grade Bond Portfolio, 744,951.60 shares at net asset value
       of $9.82 per share (cost $7,334,529)                                                     7,315,425
   High Yield Bond Subaccount:
     High Yield Bond Portfolio, 856,738.65 shares at net asset value
       of $8.82 per share (cost $8,386,445)                                                     7,556,435
   Managed Subaccount:
     Managed Portfolio, 1,431,963.65 shares at net asset value of
       $12.58 per share (cost $17,229,037)                                                     18,014,103
   Money Market Subaccount:
     Money Market Portfolio, 4,007,016.81 shares at net asset value
       of $1.00 per share (cost $4,007,017)                                                     4,007,017
   Blue Chip Subaccount:
     Blue Chip Portfolio, 1,077,331.65 shares at net asset value of
       $39.29 per share (cost $37,246,593)                                                     42,328,361

Investments in Fidelity Variable Insurance Products (VIP) Funds:
   Growth Subaccount:
     Fidelity VIP Fund: Growth Portfolio, 364,661.29 shares at net asset value of
       $43.65 per share (cost $18,166,112)                                                     15,917,465
   Overseas Subaccount:
     Fidelity VIP Fund: Overseas Portfolio, 169,034.54 shares at net asset value of
       $19.99 per share (cost $4,046,833)                                                       3,379,000
   Contrafund Subaccount:
     Fidelity VIP Fund II: Contrafund Portfolio, 348,400.89 shares at
       net asset value of $23.74 per share (cost $8,982,455)                                    8,271,037
   Index 500 Subaccount:
     Fidelity VIP Fund II: Index 500 Portfolio, 62,054.58 shares at net asset value of
       $149.53 per share (cost $9,863,684)                                                      9,279,021
   Growth & Income Subaccount:
     Fidelity VIP Fund III: Growth & Income Portfolio, 349,290.95 shares at net asset
       value of $15.26 per share (cost $5,562,753)                                              5,330,180

                        Farm Bureau Life Annuity Account

ASSETS
Investments in T. Rowe Price Equity Series, Inc.:
   Mid-Cap Growth Subaccount:
     Mid-Cap Growth Portfolio, 350,737.45 shares at net asset value
       of $18.43 per share (cost $6,200,295)                                                $   6,464,091
   New America Growth Subaccount:
     New America Growth Portfolio, 154,177.68 shares at net
       asset value of $20.91 per share (cost $3,809,293)                                        3,223,855
   Personal Strategy Balanced Subaccount:
     Personal Strategy Balanced Portfolio, 345,688.55 shares at
       net asset value of $15.54 per share (cost $5,491,106)                                    5,372,000

Investment in T. Rowe Price International Series, Inc.:
   International Stock Subaccount:
     International Stock Portfolio, 117,466.70 shares at net asset
       value of $15.07 per share (cost $2,065,821)                                              1,770,223
                                                                                            -------------
Total investments (cost $154,810,451)                                                         152,083,255

LIABILITIES                                                                                             -
                                                                                            -------------
COMBINED NET ASSETS                                                                         $ 152,083,255
                                                                                            =============

                                                       UNITS             UNIT VALUE        EXTENDED VALUE
                                                  -------------------------------------------------------
Net assets are represented by:
   Value Growth Subaccount                        1,213,246.995853       $11.419804         $ 13,855,042
   High Grade Bond Subaccount                       504,863.107450        14.489917            7,315,425
   High Yield Bond Subaccount                       527,506.913808        14.324807            7,556,435
   Managed Subaccount                             1,124,377.006654        16.021408           18,014,103
   Money Market Subaccount                          311,127.565808        12.879016            4,007,017
   Blue Chip Subaccount                           1,700,516.513888        24.891473           42,328,361
   Growth Subaccount                              1,444,185.491846        11.021759           15,917,465
   Overseas Subaccount                              322,687.496577        10.471433            3,379,000
   Contrafund Subaccount                            780,928.170248        10.591291            8,271,037
   Index 500 Subaccount                             940,433.025457         9.866754            9,279,021
   Growth & Income Subaccount                       547,733.198564         9.731343            5,330,180
   Mid-Cap Growth Subaccount                        520,410.344429        12.421143            6,464,091
   New America Growth Subaccount                    341,918.901284         9.428713            3,223,855
   Personal Strategy Balanced Subaccount            504,370.109579        10.650909            5,372,000
   International Stock Subaccount                   172,671.089779       $10.251995            1,770,223
                                                                                            -------------
Combined net assets                                                                         $ 152,083,255
                                                                                            =============



SEE ACCOMPANYING NOTES.

                        Farm Bureau Life Annuity Account

                            Statements of Operations

                          Year ended December 31, 2000

                                                                                               VALUE
                                                                                               GROWTH
                                                                            COMBINED         SUBACCOUNT
                                                                            -----------------------------
Net investment income:
   Dividend income                                                          $ 6,853,524      $   342,997
   Mortality and expense risk charges                                        (1,786,996)        (166,825)
                                                                            -----------------------------
Net investment income                                                         5,066,528          176,172

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                     (3,345,865)     $(2,580,088)
   Change in unrealized appreciation/depreciation of investments             (4,453,588)       4,170,446
                                                                            -----------------------------
Net gain (loss) on investments                                               (7,799,453)       1,590,358
                                                                            -----------------------------
Net increase (decrease) in net assets resulting from operations             $(2,732,925)     $ 1,766,530
                                                                            =============================


                                                                          HIGH GRADE        HIGH YIELD
                                                                             BOND              BOND             MANAGED
                                                                          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                          -----------------------------------------------
Net investment income:
   Dividend income                                                         $ 526,996       $   655,285        $ 1,258,930
   Mortality and expense risk charges                                        (91,437)          (98,257)          (211,932
                                                                          -----------------------------------------------
Net investment income                                                        435,559           557,028          1,046,998

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                    (171,666)         (306,028)        (1,975,303
   Change in unrealized appreciation/depreciation of investments             412,819          (108,675)         4,722,203
                                                                          -----------------------------------------------
Net gain (loss) on investments                                               241,153          (414,703)         2,746,900
                                                                          -----------------------------------------------
Net increase (decrease) in net assets resulting from operations             $676,712       $   142,325        $ 3,793,898
                                                                          ===============================================
                                                                             MONEY
                                                                            MARKET          BLUE CHIP           GROWTH
                                                                          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                          -----------------------------------------------
Net investment income:
   Dividend income                                                         $ 226,748       $ 1,010,884        $   881,756
   Mortality and expense risk charges                                        (49,091)         (558,599)          (173,268)
                                                                          -----------------------------------------------
Net investment income                                                        177,657           452,285            708,488

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                           -         1,659,124             53,060
   Change in unrealized appreciation/depreciation of investments                   -        (6,571,814)        (3,042,922)
                                                                          -----------------------------------------------
Net gain (loss) on investments                                                     -        (4,912,690)        (2,989,862)
                                                                          -----------------------------------------------
Net increase (decrease) in net assets resulting from operations            $ 177,657       $(4,460,405)       $(2,281,374)
                                                                          ===============================================

                        Farm Bureau Life Annuity Account


                                                                            OVERSEAS          CONTRAFUND
                                                                           SUBACCOUNT         SUBACCOUNT
                                                                           -----------------------------
Net investment income (operating loss):
   Dividend income                                                         $  143,762        $   539,986
   Mortality and expense risk charges                                         (36,736)           (84,993)
                                                                           -----------------------------
Net investment income (operating loss)                                        107,026            454,993

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                       (5,037)           (24,513)
   Change in unrealized appreciation/depreciation of investments             (787,339)        (1,016,558)
                                                                           -----------------------------
Net gain (loss) on investments                                               (792,376)       $(1,041,071)
                                                                           -----------------------------
Net increase (decrease) in net assets resulting from operations            $ (685,350)       $ (586,078)
                                                                           =============================

SEE ACCOMPANYING NOTES.

                                                                                               GROWTH &           MID-CAP
                                                                            INDEX 500           INCOME            GROWTH
                                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                           -------------------------------------------------
Net investment income (operating loss):
   Dividend income                                                          $  79,764          $ 275,272        $   108,004
   Mortality and expense risk charges                                         (99,938)           (56,922)           (55,187)
                                                                           ------------------------------------------------
Net investment income (operating loss)                                        (20,174)           218,350             52,817

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                       21,911            (59,564)            60,676
   Change in unrealized appreciation/depreciation of investments             (906,796)          (329,339)           100,406
                                                                           ------------------------------------------------
Net gain (loss) on investments                                               (884,885)          (388,903)           161,082
                                                                           ------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $(905,059)         $(170,553)       $   213,899
                                                                           ================================================
                                                                               NEW             PERSONAL
                                                                             AMERICA           STRATEGY        INTERNATIONAL
                                                                             GROWTH            BALANCED            STOCK
                                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                           -------------------------------------------------
Net investment income (operating loss):
   Dividend income                                                          $ 352,769           $385,880        $    64,491
   Mortality and expense risk charges                                         (35,289)           (50,992)           (17,530)
                                                                           ------------------------------------------------
Net investment income (operating loss)                                        317,480            334,888             46,961

Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) from investment transactions                      (24,070)           (10,287)            15,920
   Change in unrealized appreciation/depreciation of investments             (627,913)           (98,970)          (369,136)
                                                                           ------------------------------------------------
Net gain (loss) on investments                                               (651,983)          (109,257)          (353,216)
                                                                           ------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $(334,503)          $225,631        $  (306,255)
                                                                           ================================================

                        Farm Bureau Life Annuity Account

                       Statements of Changes in Net Assets

                                                                    COMBINED                   VALUE GROWTH SUBACCOUNT
                                                          -----------------------------       --------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                             2000            1999               2000           1999
                                                          -----------------------------       --------------------------
Operations:
   Net investment income                                  $  5,066,528     $  2,435,731       $   176,172    $   202,223
   Net realized gain (loss) from investment
     transactions                                           (3,345,865)          39,345        (2,580,088)    (1,169,581)
   Change in unrealized appreciation/
     depreciation of investments                            (4,453,588)       3,707,125         4,170,446       (475,205)
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from operations                                (2,732,925)       6,182,201         1,766,530     (1,442,563)

Capital share transactions:
   Transfers of net premiums                                48,417,334       35,723,595           898,483      2,229,152
   Transfers of surrenders and death benefits              (14,191,416)      (9,222,053)       (2,137,201)    (1,687,000)
   Transfers of administrative charges                        (201,681)        (163,354)          (27,559)       (34,167)
   Transfers between subaccounts, including
     fixed interest subaccount                              (4,049,610)      (4,885,153)       (3,470,489)    (1,503,994)
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions                29,974,627       21,453,035        (4,736,766)      (996,009)
                                                          -----------------------------       --------------------------
Total increase (decrease) in net assets                     27,241,702       27,635,236        (2,970,236)    (2,438,572)

Net assets at beginning of period                          124,841,553       97,206,317        16,825,278     19,263,850
                                                          -----------------------------       --------------------------
Net assets at end of period                               $152,083,255     $124,841,553       $13,855,042    $16,825,278
                                                          =============================       ==========================

                                                                  HIGH GRADE BOND                  HIGH YIELD BOND
                                                                    SUBACCOUNT                        SUBACCOUNT
                                                          -----------------------------       --------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                             2000            1999               2000           1999
                                                          -----------------------------       --------------------------
Operations:
   Net investment income                                  $    435,559     $    417,862       $   557,028    $   637,046
   Net realized gain (loss) from investment
     transactions                                             (171,666)         (10,541)         (306,028)       (17,519)
   Change in unrealized appreciation/
     depreciation of investments                               412,819         (530,759)         (108,675)      (803,797)
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from operations                                   676,712         (123,438)          142,325       (184,270)

Capital share transactions:
   Transfers of net premiums                                   720,479        1,341,048           586,916      1,500,538
   Transfers of surrenders and death benefits               (1,388,344)        (605,371)         (996,024)      (532,426)
   Transfers of administrative charges                          (7,769)          (7,226)          (11,913)       (12,149)
   Transfers between subaccounts, including
     fixed interest subaccount                                (746,901)       1,036,405        (1,245,807)        56,655
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions                (1,422,535)       1,764,856        (1,666,828)     1,012,618
                                                          -----------------------------       --------------------------
Total increase (decrease) in net assets                       (745,823)       1,641,418        (1,524,503)       828,348

Net assets at beginning of period                            8,061,248        6,419,830         9,080,938      8,252,590
                                                          -----------------------------       --------------------------
Net assets at end of period                               $  7,315,425     $  8,061,248       $ 7,556,435    $ 9,080,938
                                                          =============================       ==========================

                                                               MANAGED SUBACCOUNT
                                                          -----------------------------
                                                             YEAR ENDED DECEMBER 31
                                                             2000            1999
                                                          -----------------------------
Operations:
   Net investment income                                  $  1,046,998     $  1,003,587
   Net realized gain (loss) from investment
     transactions                                           (1,975,303)        (609,648)
   Change in unrealized appreciation/
     depreciation of investments                             4,722,203       (1,409,960)
                                                          -----------------------------
Net increase (decrease) in net assets
   resulting from operations                                 3,793,898       (1,016,021)

Capital share transactions:
   Transfers of net premiums                                   573,966        1,861,833
   Transfers of surrenders and death benefits               (2,443,112)      (2,740,025)
   Transfers of administrative charges                         (30,938)         (41,862)
   Transfers between subaccounts, including
     fixed interest subaccount                              (4,963,884)      (5,488,687)
                                                          -----------------------------
Net increase (decrease) in net assets
   resulting from capital share transactions                (6,863,968)      (6,408,741)
                                                          -----------------------------
Total increase (decrease) in net assets                     (3,070,070)      (7,424,762)

Net assets at beginning of period                           21,084,173       28,508,935
                                                          -----------------------------
Net assets at end of period                               $ 18,014,103     $ 21,084,173
                                                          =============================

                        Farm Bureau Life Annuity Account

                                                             MONEY MARKET SUBACCOUNT             BLUE CHIP SUBACCOUNT
                                                          -----------------------------       --------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                             2000            1999               2000           1999
                                                          -----------------------------       --------------------------
Operations:
   Net investment income (operating loss)                 $    177,657     $     91,879       $   452,285    $   (48,507)
   Net realized gain (loss) from investment
     transactions                                                    -                -         1,659,124      1,822,842
   Change in unrealized appreciation/
     depreciation of investments                                     -                -        (6,571,814)     5,029,759
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from operations                                   177,657           91,879        (4,460,405)     6,804,094

Capital share transactions:
   Transfers of net premiums                                24,886,964       17,647,328         5,050,010      4,968,379
   Transfers of surrenders and death benefits                 (446,753)        (364,016)       (4,079,096)    (3,083,025)
   Transfers of administrative charges                          (2,516)          (2,037)          (73,522)       (63,737)
   Transfers between subaccounts, including
     fixed interest subaccount                             (24,029,681)     (16,289,428)        1,662,224      3,179,947
                                                          -----------------------------       --------------------------
Net increase in net assets resulting from
   capital share transactions                                  408,014          991,847         2,559,616     5,001,564
                                                          -----------------------------       --------------------------
Total increase (decrease) in net assets                        585,671        1,083,726        (1,900,789)   11,805,658

Net assets at beginning of period                            3,421,346        2,337,620        44,229,150    32,423,492
                                                          -----------------------------       --------------------------
Net assets at end of period                               $  4,007,017     $  3,421,346       $42,328,361    $44,229,150
                                                          =============================       ==========================


                                                                 GROWTH SUBACCOUNT               OVERSEAS SUBACCOUNT
                                                          -----------------------------       --------------------------
                                                                            PERIOD FROM                      PERIOD FROM
                                                                            MAY 4, 1999                      MAY 4, 1999
                                                                             (DATE                              (DATE
                                                                            OPERATIONS                        OPERATIONS
                                                                            COMMENCED)                        COMMENCED)
                                                             YEAR ENDED      THROUGH            YEAR ENDED     THROUGH
                                                             DECEMBER 31    DECEMBER 31         DECEMBER 31   DECEMBER 31
                                                                2000           1999                2000          1999
                                                          -----------------------------       --------------------------
Operations:
   Net investment income (operating loss)                 $    708,488     $    (17,057)      $   107,026    $    (2,087)
   Net realized gain (loss) from investment
     transactions                                               53,060            4,650            (5,037)         2,882
   Change in unrealized appreciation/
     depreciation of investments                            (3,042,922)         794,275          (787,339)       119,506
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from operations                                (2,281,374)         781,868          (685,350)       120,301

Capital share transactions:
   Transfers of net premiums                                 4,536,392        1,487,183         1,200,377        245,085
   Transfers of surrenders and death benefits                 (713,664)         (51,431)         (190,255)        (8,821)
   Transfers of administrative charges                         (13,131)            (571)           (2,521)           (58)
   Transfers between subaccounts, including
     fixed interest subaccount                               8,606,683        3,565,510         2,231,685        468,557
                                                          -----------------------------       --------------------------
Net increase in net assets resulting from
   capital share transactions                               12,416,280        5,000,691         3,239,286        704,763
                                                          -----------------------------       --------------------------
Total increase (decrease) in net assets                     10,134,906        5,782,559         2,553,936        825,064

Net assets at beginning of period                            5,782,559                -           825,064              -
                                                          -----------------------------       --------------------------
Net assets at end of period                               $ 15,917,465     $  5,782,559        $3,379,000    $   825,064
                                                          =============================       ==========================
                                                               CONTRAFUND SUBACCOUNT
                                                          -----------------------------
                                                                           PERIOD FROM
                                                                            MAY 4, 1999
                                                                             (DATE
                                                                            OPERATIONS
                                                                            COMMENCED)
                                                           YEAR ENDED         THROUGH
                                                           DECEMBER 31      DECEMBER 31
                                                                2000           1999
                                                          -----------------------------
Operations:
   Net investment income (operating loss)                 $    454,993     $    (10,392)
   Net realized gain (loss) from investment
     transactions                                              (24,513)           6,887
   Change in unrealized appreciation/
     depreciation of investments                            (1,016,558)         305,140
                                                          -----------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (586,078)         301,635

Capital share transactions:
   Transfers of net premiums                                 2,224,591          938,519
   Transfers of surrenders and death benefits                 (348,424)          (4,435)
   Transfers of administrative charges                          (6,629)            (365)
   Transfers between subaccounts, including
     fixed interest subaccount                               3,924,371        1,827,852
                                                          -----------------------------
Net increase in net assets resulting from
   capital share transactions                                5,793,909        2,761,571
                                                          -----------------------------
Total increase (decrease) in net assets                      5,207,831        3,063,206

Net assets at beginning of period                            3,063,206                -
                                                          -----------------------------
Net assets at end of period                               $  8,271,037     $  3,063,206
                                                          =============================

                        Farm Bureau Life Annuity Account


                                                                                                  GROWTH & INCOME
                                                             INDEX 500 SUBACCOUNT                     SUBACCOUNT
                                                          -----------------------------       --------------------------
                                                                            PERIOD FROM                      PERIOD FROM
                                                                            MAY 4, 1999                      MAY 4, 1999
                                                                             (DATE                              (DATE
                                                                            OPERATIONS                        OPERATIONS
                                                                            COMMENCED)                        COMMENCED)
                                                             YEAR ENDED      THROUGH            YEAR ENDED     THROUGH
                                                             DECEMBER 31    DECEMBER 31         DECEMBER 31   DECEMBER 31
                                                                2000           1999                2000          1999
                                                          -----------------------------       --------------------------
Operations:
   Net investment income (operating loss)                 $    (20,174)    $    (14,930)      $   218,350    $   (10,577)
   Net realized gain (loss) from investment
     transactions                                               21,911              242           (59,564)         1,200
   Change in unrealized appreciation/
     depreciation of investments                              (906,796)         322,133          (329,339)        96,766
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (905,059)         307,445          (170,553)        87,389

Capital share transactions:
   Transfers of net premiums                                 2,378,345        1,161,824         1,393,214        657,908
   Transfers of surrenders and death benefits                 (381,161)         (29,063)         (280,839)        (7,402)
   Transfers of administrative charges                          (8,525)            (406)           (4,021)          (250)
   Transfers between subaccounts, including
     fixed interest subaccount                               4,192,889        2,562,732         1,777,120      1,877,614
                                                          -----------------------------       --------------------------
Net increase in net assets resulting from
   capital share transactions                                6,181,548        3,695,087         2,885,474      2,527,870
                                                          -----------------------------       --------------------------
Total increase in net assets                                 5,276,489        4,002,532         2,714,921      2,615,259

Net assets at beginning of period                            4,002,532                -         2,615,259              -
                                                          -----------------------------       --------------------------
Net assets at end of period                               $  9,279,021     $  4,002,532       $ 5,330,180    $ 2,615,259
                                                          =============================       ==========================

                                                                                                  NEW AMERICA GROWTH
                                                            MID-CAP GROWTH SUBACCOUNT                 SUBACCOUNT
                                                          -----------------------------       --------------------------
                                                                            PERIOD FROM                      PERIOD FROM
                                                                            MAY 4, 1999                      MAY 4, 1999
                                                                             (DATE                              (DATE
                                                                            OPERATIONS                        OPERATIONS
                                                                            COMMENCED)                        COMMENCED)
                                                             YEAR ENDED      THROUGH            YEAR ENDED     THROUGH
                                                             DECEMBER 31    DECEMBER 31         DECEMBER 31   DECEMBER 31
                                                                2000           1999                2000          1999
                                                          -----------------------------       --------------------------
Operations:
   Net investment income (operating loss)                 $     52,817     $     11,127       $   317,480    $    80,536
   Net realized gain (loss) from investment
     transactions                                               60,676            7,181           (24,070)        (5,250)
   Change in unrealized appreciation/
     depreciation of investments                               100,406          163,390          (627,913)        42,475
                                                          -----------------------------       --------------------------
Net increase (decrease) in net assets
   resulting from operations                                   213,899          181,698          (334,503)       117,761

Capital share transactions:
   Transfers of net premiums                                 1,473,062          551,830           899,309        470,276
   Transfers of surrenders and death benefits                 (247,440)         (10,744)         (145,734)       (51,384)
   Transfers of administrative charges                          (4,312)            (245)           (3,225)           (82)
   Transfers between subaccounts, including
     fixed interest subaccount                               3,316,935          989,408         1,233,672      1,037,765
                                                          -----------------------------       --------------------------
Net increase in net assets resulting from
   capital share transactions                                4,538,245        1,530,249         1,984,022      1,456,575
                                                          -----------------------------       --------------------------
Total increase in net assets                                 4,752,144        1,711,947         1,649,519      1,574,336

Net assets at beginning of period                            1,711,947                -         1,574,336              -
                                                          -----------------------------       --------------------------
Net assets at end of period                               $  6,464,091     $  1,711,947       $ 3,223,855    $ 1,574,336
                                                          =============================       ==========================
                                                            PERSONAL STRATEGY BALANCED
                                                                    SUBACCOUNT
                                                          -----------------------------
                                                                            PERIOD FROM
                                                                            MAY 4, 1999
                                                                             (DATE
                                                                            OPERATIONS
                                                                            COMMENCED)
                                                             YEAR ENDED      THROUGH
                                                             DECEMBER 31    DECEMBER 31
                                                                2000           1999
                                                          -----------------------------
Operations:
   Net investment income (operating loss)                 $    334,888     $     89,285
   Net realized gain (loss) from investment
     transactions                                              (10,287)          (1,060)
   Change in unrealized appreciation/
     depreciation of investments                               (98,970)         (20,136)
                                                          -----------------------------
Net increase (decrease) in net assets
   resulting from operations                                   225,631           68,089

Capital share transactions:
   Transfers of net premiums                                 1,098,022          494,804
   Transfers of surrenders and death benefits                 (318,753)         (41,779)
   Transfers of administrative charges                          (3,853)            (154)
   Transfers between subaccounts, including
     fixed interest subaccount                               2,283,207        1,566,786
                                                          -----------------------------
Net increase in net assets resulting from
   capital share transactions                                3,058,623        2,019,657
                                                          -----------------------------
Total increase in net assets                                 3,284,254        2,087,746

Net assets at beginning of period                            2,087,746                -
                                                          -----------------------------
Net assets at end of period                               $  5,372,000     $  2,087,746
                                                          =============================

                        Farm Bureau Life Annuity Account

                                                                                INTERNATIONAL STOCK
                                                                                     SUBACCOUNT
                                                                           ------------------------------
                                                                                              PERIOD FROM
                                                                                              MAY 4, 1999
                                                                                                (DATE
                                                                                               OPERATIONS
                                                                                               COMMENCED)
                                                                            YEAR ENDED          THROUGH
                                                                            DECEMBER 31       DECEMBER 31
                                                                               2000             1999
                                                                           ------------------------------
Operations:
   Net investment income                                                   $     46,961       $     5,736
   Net realized gain from investment transactions                                15,920             7,060
   Change in unrealized appreciation/depreciation of investments               (369,136)           73,538
                                                                           ------------------------------
Net increase (decrease) in net assets resulting from operations                (306,255)           86,334

Capital share transactions:
   Transfers of net premiums                                                    497,204           167,888
   Transfers of surrenders and death benefits                                   (74,616)           (5,131)
   Transfers of administrative charges                                           (1,247)              (45)
   Transfers between subaccounts, including fixed interest subaccount         1,178,366           227,725
                                                                           ------------------------------
Net increase in net assets resulting from capital share transactions        1,599,707         390,437
                                                                           ------------------------------
Total increase in net assets                                                1,293,452         476,771

Net assets at beginning of period                                             476,771               -
                                                                           ------------------------------
Net assets at end of period                                                $1,770,223        $476,771
                                                                           ==============================


SEE ACCOMPANYING NOTES.

                                       14


                        Farm Bureau Life Annuity Account

                          Notes to Financial Statements

                                December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Farm Bureau Life Annuity Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Farm Bureau Life Insurance Company (the
Company) to fund flexible premium deferred variable annuity insurance policies.

At December 31, 2000 and 1999, the Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Fidelity
Variable Insurance Products (VIP) Funds, T. Rowe Price Equity Series, Inc. and
T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Prior to May 4, 1999, only portfolios of EquiTrust Variable Insurance Series Fund were available to contract owners. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. On January 1, 1999, the Account adjusted its cost basis from the average cost method to the first-in, first-out method. This change had the effect of changing accumulated unrealized appreciation (depreciation) on investments, with an offsetting amount recorded to accumulated undistributed net realized gain (loss). This increased the cost basis as follows for the following subaccounts: Value Growth - $70,326; High Grade Bond - $3,527; High Yield Bond -
$17,295; Managed - $117,130; and Blue Chip - $436,238. This change had no effect on the statement of net assets at December 31, 2000 and 1999 or the statement of operations for the periods indicated herein.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

                                       15

                        Farm Bureau Life Annuity Account

                    Notes to Financial Statements (continued)

2. EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. During the second through sixth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 6% of the amount surrendered during the first contract year and declines by 1% in each of the next five contract years. No surrender charge is deducted if the partial surrender or surrender occurs after six full contract years.

TRANSFER CHARGE: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.


3. FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal
Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                                       16

                        Farm Bureau Life Annuity Account

                    Notes to Financial Statements (continued)




4. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                               YEAR ENDED DECEMBER 31
                                                       2000                      1999, EXCEPT AS NOTED
                                            --------------------------      ----------------------------
                                             PURCHASES        SALES          PURCHASES         SALES
                                            --------------------------      ----------------------------

   Value Growth Subaccount                  $   817,666    $ 5,378,260      $ 2,565,600      $ 3,359,386
   High Grade Bond Subaccount                 1,823,584      2,810,560        3,619,376        1,436,658
   High Yield Bond Subaccount                 1,760,526      2,870,326        3,361,894        1,712,230
   Managed Subaccount                         1,887,779      7,704,749        2,294,999        7,700,153
   Money Market Subaccount                   16,228,266     15,642,595       12,532,462       11,448,736
   Blue Chip Subaccount                       6,835,036      3,823,135        8,227,206        3,274,149
   Growth Subaccount                         13,710,380        585,612        5,043,844*          60,210*
   Overseas Subaccount                        3,721,442        375,130          727,929*          25,253*
   Contrafund Subaccount                      6,635,512        386,610        2,905,938*         154,759*
   Index 500 Subaccount                       6,628,192        466,818        3,786,863*         106,706*
   Growth & Income Subaccount                 3,713,233        609,409        2,632,170*         114,877*
   Mid-Cap Growth Subaccount                  5,041,815        450,753        1,660,300*         118,924*
   New America Growth Subaccount              2,522,676        221,174        1,650,402*         113,291*
   Personal Strategy Balanced Subaccount      3,758,352        364,841        2,161,173*          52,231*
   International Stock Subaccount             1,811,719        165,051          442,862*          46,689*
                                            --------------------------      ----------------------------
   Combined                                 $76,896,178    $41,855,023      $53,613,018      $29,724,252
                                            ==========================      ============================

* Period from May 4, 1999 (date operations commenced) through December 31, 1999.

                        Farm Bureau Life Annuity Account

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:

                                                  UNITS SOLD                UNITS REDEEMED             NET INCREASE (DECREASE)
                                          -------------------------    ------------------------      --------------------------
                                            UNITS         AMOUNT          UNITS        AMOUNT           UNITS         AMOUNT
                                          -------------------------    ------------------------      --------------------------
YEAR ENDED DECEMBER 31, 2000
Value Growth Subaccount                      45,654     $   474,669      531,392    $ 5,211,435       (485,738)    $(4,736,766)
High Grade Bond Subaccount                   95,462       1,296,588      201,290      2,719,123       (105,828)     (1,422,535)
High Yield Bond Subaccount                   77,597       1,105,241      195,309      2,772,069       (117,712)     (1,666,828)
Managed Subaccount                           43,782         628,849      575,324      7,492,817       (531,542)     (6,863,968)
Money Market Subaccount                   1,278,006      16,001,518    1,244,781     15,593,504         33,225         408,014
Blue Chip Subaccount                        218,722       5,824,152      123,610      3,264,536         95,112       2,559,616
Growth Subaccount                         1,014,149      12,828,625       33,663        412,345        980,486      12,416,280
Overseas Subaccount                         289,665       3,577,679       30,154        338,393        259,511       3,239,286
Contrafund Subaccount                       540,493       6,095,525       27,985        301,616        512,508       5,793,909
Index 500 Subaccount                        611,618       6,548,428       35,768        366,880        575,850       6,181,548
Growth & Income Subaccount                  348,172       3,437,960       56,445        552,486        291,727       2,885,474
Mid-Cap Growth Subaccount                   404,623       4,933,811       32,329        395,566        372,294       4,538,245
New America Growth Subaccount               212,226       2,169,906       18,567        185,884        193,659       1,984,022
Personal Strategy Balanced Subaccount       329,975       3,372,472       30,473        313,849        299,502       3,058,623
International Stock Subaccount              147,979       1,747,228       13,164        147,521        134,815       1,599,707
                                          -------------------------    ------------------------      --------------------------
Combined                                  5,658,123     $70,042,651    3,150,254    $40,068,024      2,507,869     $29,974,627
                                          =========================    ========================      =========================
YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED
Value Growth Subaccount                     196,953     $ 2,123,521      296,922    $ 3,119,530        (99,969)    $  (996,009)
High Grade Bond Subaccount                  233,618       3,105,207      101,153      1,340,351        132,465       1,764,856
High Yield Bond Subaccount                  183,111       2,610,297      112,684      1,597,679         70,427       1,012,618
Managed Subaccount                           72,007         966,790      551,098      7,375,531       (479,091)     (6,408,741)
Money Market Subaccount                   1,024,179      12,405,842      942,408     11,413,995         81,771         991,847
Blue Chip Subaccount                        309,294       7,793,062      108,928      2,791,498        200,366       5,001,564
Growth Subaccount*                          467,841       5,043,844        4,141         43,153        463,700       5,000,691
Overseas Subaccount*                         65,264         727,930        2,088         23,167         63,176         704,763
Contrafund Subaccount*                      282,442       2,905,938       14,022        144,367        268,420       2,761,571
Index 500 Subaccount*                       373,839       3,786,863        9,256         91,776        364,583       3,695,087
Growth & Income Subaccount*                 266,527       2,632,170       10,521        104,300        256,006       2,527,870
Mid-Cap Growth Subaccount*                  158,616       1,642,893       10,499        112,644        148,117       1,530,249
New America Growth Subaccount*              159,204       1,564,382       10,944        107,807        148,260       1,456,575
Personal Strategy Balanced Subaccount*      209,445       2,064,445        4,577         44,788        204,868       2,019,657
International Stock Subaccount*              41,805         435,405        3,949         44,968         37,856         390,437
                                          -------------------------    ------------------------      --------------------------
Combined                                  4,044,145     $49,808,589    2,183,190    $28,355,554      1,860,955     $21,453,035
                                          =========================    ========================      =========================

* Period from May 4, 1999 (date operations commenced) through December 31, 1999.

                        Farm Bureau Life Annuity Account

6. NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 2000 consisted of:

                                                                                                   HIGH
                                                                                    VALUE          GRADE       HIGH YIELD
                                                                                   GROWTH          BOND          BOND
                                                                  COMBINED       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                ----------------------------------------------------------
Paid-in capital                                                 $142,303,041     $16,952,956    $ 6,091,425    $ 6,391,970
Accumulated undistributed net investment income                   15,813,930       3,215,191      1,425,311      2,318,022
Accumulated undistributed net realized loss
   from investment transactions                                   (3,306,520)     (3,749,669)      (182,207)      (323,547)
Net unrealized depreciation of investments                        (2,727,196)     (2,563,436)       (19,104)      (830,010)
                                                                ----------------------------------------------------------
Net assets                                                      $152,083,255     $13,855,042    $ 7,315,425    $ 7,556,435
                                                                ==========================================================
                                                                                    MONEY
                                                                    MANAGED         MARKET       BLUE CHIP       GROWTH
                                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                ----------------------------------------------------------
Paid-in capital                                                 $ 14,657,625     $ 3,585,018    $32,840,053    $17,416,971
Accumulated undistributed net investment income                    5,156,363         421,999        924,574        691,431
Accumulated undistributed net realized gain
   (loss) from investment transactions                            (2,584,951)              -      3,481,966         57,710
Net unrealized appreciation (depreciation) of investments            785,066               -      5,081,768     (2,248,647)
                                                                ----------------------------------------------------------
Net assets                                                      $ 18,014,103     $ 4,007,017    $42,328,361    $15,917,465
                                                                ==========================================================
                                                                                                                 GROWTH &
                                                                   OVERSEAS       CONTRAFUND      INDEX 500       INCOME
                                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                ----------------------------------------------------------
Paid-in capital                                                 $  3,944,049     $ 8,555,480    $ 9,876,635    $5,413,344
Accumulated undistributed net investment income (loss)               104,939         444,601        (35,104)      207,773
Accumulated undistributed net realized gain
   (loss) from investment transactions                                (2,155)        (17,626)        22,153        (58,364)
Net unrealized depreciation of investments                          (667,833)       (711,418)      (584,663)      (232,573)
                                                                ----------------------------------------------------------
Net assets                                                      $  3,379,000     $ 8,271,037    $ 9,279,021    $ 5,330,180
                                                                ==========================================================

                        Farm Bureau Life Annuity Account

6. NET ASSETS (CONTINUED)

                                                                                     NEW         PERSONAL
                                                                   MID-CAP         AMERICA       STRATEGY     INTERNATIONAL
                                                                    GROWTH          GROWTH        BALANCED        STOCK
                                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                  ---------------------------------------------------------
Paid-in capital                                                   $6,068,494      $3,440,597     $5,078,280     $1,990,144
Accumulated undistributed net investment income                       63,944         398,016        424,173         52,697
Accumulated undistributed net realized gain
   (loss) from investment transactions                                67,857         (29,320)       (11,347)        22,980
Net unrealized appreciation (depreciation) of investments            263,796        (585,438)      (119,106)      (295,598)
                                                                  ---------------------------------------------------------
Net assets                                                        $6,464,091      $3,223,855     $5,372,000     $1,770,223
                                                                  =========================================================

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2001

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost (market:
      2000--$288,661; 1999--$337,794)                         $  284,253   $  339,362
    Available for sale, at market (amortized cost:
      2000--$2,056,320; 1999--$2,063,560)                      2,033,345    1,988,225
  Equity securities, at market (cost: 2000--$32,629;
    1999--$38,147)                                                30,781       35,345
  Mortgage loans on real estate                                  321,862      314,523
  Investment real estate, less allowances for depreciation
    of $3,061 in 2000 and $2,300 in 1999                          23,820       20,119
  Policy loans                                                   125,987      123,717
  Other long-term investments                                      1,318        4,822
  Short-term investments                                          50,035       78,101
                                                              ----------   ----------
Total investments                                              2,871,401    2,904,214

Cash and cash equivalents                                          2,484        5,889
Securities and indebtedness of related parties                    52,458       61,309
Accrued investment income                                         34,378       34,796
Accounts and notes receivable                                          7          155
Amounts receivable from affiliates                                11,657        2,458
Reinsurance recoverable                                           51,312        4,812
Deferred policy acquisition costs                                252,006      237,306
Value of insurance in force acquired                              14,264       15,894
Property and equipment, less allowances for depreciation of
  $4,487 in 2000 and $3,682 in 1999                               12,296       12,004
Current income taxes recoverable                                   8,151           --
Deferred income taxes                                                 --        7,128
Goodwill, less accumulated amortization of $4,878 in 2000
  and $4,181 in 1999                                               8,554        9,251
Other assets                                                       8,065        7,122
Assets held in separate accounts                                 327,407      256,028
                                                              ----------   ----------
Total assets                                                  $3,654,440   $3,558,366
                                                              ==========   ==========

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive products                             $1,598,958   $1,626,042
      Traditional life insurance and accident and health
        products                                                 773,372      752,733
      Unearned revenue reserve                                    29,382       27,650
    Other policy claims and benefits                              10,378       10,019
                                                              ----------   ----------
                                                               2,412,090    2,416,444
  Other policyholders' funds:
    Supplementary contracts without life contingencies           170,404      160,848
    Advance premiums and other deposits                           81,739       83,258
    Accrued dividends                                             13,385       13,554
                                                              ----------   ----------
                                                                 265,528      257,660
  Amounts payable to affiliates                                      825          668
  Long-term debt                                                  40,000       40,000
  Current income taxes payable                                        --        2,304
  Deferred income taxes                                           14,524           --
  Other liabilities                                               42,309       66,237
  Liabilities related to separate accounts                       327,407      256,028
                                                              ----------   ----------
Total liabilities                                              3,102,683    3,039,341

Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value $50.00 per
    share--authorized 6,000 shares                                    --           --
  Common stock, par value $50.00 per share--authorized
    994,000 shares, issued and outstanding 50,000 shares           2,500        2,500
  Additional paid-in capital                                      66,307       66,273
  Accumulated other comprehensive loss                           (22,391)     (49,882)
  Retained earnings                                              505,341      500,134
                                                              ----------   ----------
Total stockholder's equity                                       551,757      519,025
                                                              ----------   ----------
Total liabilities and stockholder's equity                    $3,654,440   $3,558,366
                                                              ==========   ==========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------   --------   --------
Revenues:
  Interest sensitive product charges                          $ 59,780   $ 55,363   $ 52,157
  Traditional life insurance premiums                           83,830     82,569     81,752
  Accident and health premiums                                   9,654     13,361     11,721
  Net investment income                                        218,913    225,040    228,494
  Realized losses on investments                               (26,185)    (1,976)    (4,878)
  Realized gain on dividend of home office properties               --         --      5,097
  Other income                                                   1,337        623      2,100
                                                              --------   --------   --------
    Total revenues                                             347,329    374,980    376,443
Benefits and expenses:
  Interest sensitive product benefits                          127,605    123,231    122,527
  Traditional life insurance and accident and health
    benefits                                                    60,229     57,941     55,880
  Increase in traditional life and accident and health
    future policy benefits                                      19,066     19,556     21,264
  Distributions to participating policyholders                  25,043     25,360     25,818
  Underwriting, acquisition and insurance expenses              74,378     71,377     64,735
  Interest expense                                               2,585        830          8
  Other expenses                                                   196      1,045      1,324
                                                              --------   --------   --------
    Total benefits and expenses                                309,102    299,340    291,556
                                                              --------   --------   --------
                                                                38,227     75,640     84,887
Income taxes                                                   (13,215)   (25,686)   (27,235)
Equity income, net of related income taxes                      12,195      3,972      1,258
                                                              --------   --------   --------
Net income                                                    $ 37,207   $ 53,926   $ 58,910
                                                              ========   ========   ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                        ACCUMULATED
                                                          ADDITIONAL       OTHER                      TOTAL
                                                COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                                STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                               --------   ----------   -------------   --------   -------------
Balance at January 1, 1998                      $2,500      $66,333       $ 47,122     $551,677     $667,632
  Comprehensive income:
    Net income for 1998                             --           --             --       58,910       58,910
    Change in net unrealized investment
      gains/ losses                                 --           --          2,928           --        2,928
                                                                                                    --------
  Total comprehensive income                                                                          61,838
  Adjustment resulting from capital
    transactions of equity investee                 --          (60)            --           --          (60)
  Dividends paid to preferred stockholders          --           --             --         (335)        (335)
  Dividend of home office properties to
    parent                                          --           --             --      (45,650)     (45,650)
  Cash dividends paid to parent                     --           --             --      (13,444)     (13,444)
                                                ------      -------       --------     --------     --------
Balance at December 31, 1998                    $2,500      $66,273       $ 50,050     $551,158     $669,981
  Comprehensive income (loss):
    Net income for 1999                             --           --             --       53,926       53,926
    Change in net unrealized investment
      gains/ losses                                 --           --        (99,932)          --      (99,932)
                                                                                                    --------
  Total comprehensive loss                                                                           (46,006)
  Dividend paid to preferred stockholders           --           --             --         (155)        (155)
  Dividend of short-term and fixed maturity
    securities to parent                            --           --             --      (75,000)     (75,000)
  Cash dividends paid to parent                     --           --             --      (29,795)     (29,795)
                                                ------      -------       --------     --------     --------
Balance at December 31, 1999                    $2,500      $66,273       $(49,882)    $500,134     $519,025
  Comprehensive income:
    Net income for 2000                             --           --             --       37,207       37,207
    Change in net unrealized investment
      gains/ losses                                 --           --         27,491           --       27,491
                                                                                                    --------
  Total comprehensive income                                                                          64,698
  Adjustment resulting from capital
    transactions of equity investee                 --           34             --           --           34
  Cash dividends paid to parent                     --           --             --      (32,000)     (32,000)
                                                ------      -------       --------     --------     --------
Balance at December 31, 2000                    $2,500      $66,307       $(22,391)    $505,341     $551,757
                                                ======      =======       ========     ========     ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2000        1999        1998
                                                              ---------   ---------   ---------
OPERATING ACTIVITIES
Net income                                                    $  37,207   $  53,926   $  58,910
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Adjustments related to interest sensitive products:
    Interest credited to account balances                       104,896     105,121     105,604
    Charges for mortality and administration                    (58,987)    (54,229)    (52,050)
    Deferral of unearned revenues                                 2,851       2,456       2,607
    Amortization of unearned revenue reserve                       (745)     (1,318)       (888)
  Provision for depreciation and amortization                     5,456       5,687       1,111
  Equity income                                                 (12,195)     (3,972)     (1,258)
  Realized losses on investments                                 26,185       1,976       4,878
  Realized gain on dividend of home office properties                --          --      (5,097)
  Increase (decrease) in traditional life and accident and
    health benefit accruals, net of reinsurance                 (23,910)     20,552      22,305
  Policy acquisition costs deferred                             (39,954)    (34,275)    (31,196)
  Amortization of deferred policy acquisition costs              10,829      12,439      10,175
  Provision for deferred income taxes                             6,738       1,824       2,580
  Other                                                         (31,485)      2,107      24,160
                                                              ---------   ---------   ---------
Net cash provided by operating activities                        26,886     112,294     141,841

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                          55,846     154,700     151,298
  Fixed maturities--available for sale                          189,589     224,530     301,770
  Equity securities                                              20,346      10,391      24,843
  Mortgage loans on real estate                                  41,850      53,922      75,887
  Investment real estate                                            644      20,080       1,349
  Policy loans                                                   29,168      28,401      28,423
  Other long-term investments                                         4          68         278
  Short-term investments--net                                    28,066          --          --
                                                              ---------   ---------   ---------
                                                                365,513     492,092     583,848

Acquisition of investments:
  Fixed maturities--available for sale                         (222,251)   (469,608)   (541,978)
  Equity securities                                              (2,491)     (6,663)     (5,644)
  Mortgage loans on real estate                                 (49,306)    (69,606)    (51,883)
  Investment real estate                                             --        (726)     (3,096)
  Policy loans                                                  (31,438)    (28,790)    (29,810)
  Short-term investments--net                                        --     (24,696)    (48,012)
                                                              ---------   ---------   ---------
                                                               (305,486)   (600,089)   (680,423)
Proceeds from disposal, repayments of advances and other
  distributions from equity investees                             8,747      11,395       6,254
Investments in and advances to equity investees                  (1,505)     (6,654)     (5,505)
Net purchases of property and equipment and other                (2,123)     (2,403)     (6,480)
                                                              ---------   ---------   ---------
Net cash provided by (used in) in investing activities           65,146    (105,659)   (102,306)

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2000        1999        1998
FINANCING ACTIVITIES                                          ---------   ---------   ---------
Receipts from interest sensitive and variable products
  credited to policyholder account balances                   $ 217,657   $ 216,598   $ 229,778
Return of policyholder account balances on interest
  sensitive and variable products                              (281,094)   (224,826)   (255,298)
Proceeds from long-term debt                                         --      40,000          --
Repayments of long-term debt                                         --         (71)         (6)
Redemption of redeemable preferred stock                             --      (4,503)         --
Dividends paid                                                  (32,000)    (29,950)    (13,779)
                                                              ---------   ---------   ---------
Net cash used in financing activities                           (95,437)     (2,752)    (39,305)
                                                              ---------   ---------   ---------
Increase (decrease) in cash and cash equivalents                 (3,405)      3,883         230
Cash and cash equivalents at beginning of year                    5,889       2,006       1,776
                                                              ---------   ---------   ---------
Cash and cash equivalents at end of year                      $   2,484   $   5,889   $   2,006
                                                              =========   =========   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                    $   2,588   $     725   $       7
  Income taxes                                                   23,408      11,919      24,484

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We currently market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in 15 midwestern and western states through an exclusive agency force. Variable insurance and annuity contracts are also marketed in these and other states through alliances with other insurance companies and a regional broker/dealer.

On January 1, 2001, our agency force and geographic marketing territory expanded with our parent's acquisition of the assets and liabilities of Kansas Farm Bureau Life Insurance Company, a single-state life insurance company selling traditional life and annuity products in the state of Kansas. See Note 11, "Kansas Farm Bureau Life Insurance Company Acquisition--Subsequent Event," for additional information regarding this transaction.

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

MERGER AND RESTRUCTURING

On July 1, 1999, we merged with Western Farm Bureau Life Insurance Company (Western Life), another wholly-owned subsidiary of FBL Financial Group, Inc. The merger, which was completed through the contribution of Western Life to us by FBL Financial Group, Inc., was accounted for like a pooling of interests. Accordingly, all prior period financial statements have been restated to include the combined financial position, results of operations and cash flows of Western Life as though it had always been a part of the Company.

Prior to the merger, the Company owned 3,013 shares of Western Life redeemable preferred stock with a carrying value of $0.6 million. All of Western Life's preferred stock was redeemed in conjunction with the merger.

In addition to merging with Western Life, we also closed an administrative processing center during 1999. As a result of the closing of the service center, a leased property was vacated, 22 positions were eliminated and moving costs were incurred. During 1999, we charged to expense costs totaling $1.2 million for related severance benefits, lease costs and other costs primarily associated with the closing of the service center. The restructuring expenses are recorded in the underwriting, acquisition and insurance expense line of the 1999 consolidated statement of income.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturity securities, comprised of bonds and redeemable preferred stocks that we have a positive intent and ability to hold to maturity, are designated as "held for investment." Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in our financial statements. Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had these amounts been realized. Premiums

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation.

Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. If the fair value, less estimated sales costs, of real estate owned decreases to an amount lower than its carrying value, a specific writedown is taken. Such reductions are recorded as realized losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include a debt-related instrument and investment deposits which are reported at cost.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required,

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over
U. S. Treasury bonds. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a weighted average rate of 5.73%.

For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.5 million at December 31, 2000 and $7.4 million at December 31, 1999, and estimated useful lives that range from three to ten years. Capitalized software costs had a carrying value of $4.8 million at December 31, 2000 and $4.6 million at December 31, 1999, and estimated useful lives that range from two to five years. Depreciation expense was $0.1 million in 2000, and $0.2 million in 1999 and 1998. Amortization expense was $1.6 million in 2000, $0.4 million in 1999 and less than $0.1 million in 1998.

On March 30, 1998, we transferred our home office properties to our parent in the form of a dividend. The fair value of the properties, which served as the basis for the transaction, was $45.7 million and the book value was $24.7 million. We are leasing a portion of the properties back from our parent under a sublease arrangement. Of the $21.0 million gain on the transaction, $5.1 million was recognized in the 1998 statement of income and the remainder is being amortized over the term of the operating lease. The unamortized balance was $12.9 million at December 31, 2000 and $14.0 million at December 31, 1999.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is generally being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, we assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. We have not recorded any such writedowns during 2000, 1999 or 1998.

FUTURE POLICY BENEFITS

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.5% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 7.74% in 2000, 7.83% in 1999 and 8.03% in 1998. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 38% of receipts from policyholders during the year ended
December 31, 2000 and represented 16% of life insurance inforce at December 31, 2000. Participating business accounted for 40% of receipts from policyholders during 1999 (1998 -- 41%) and represented 17% of life insurance inforce at December 31, 1999.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 4.00% to 6.50% in 2000, from 4.00% to 6.25% in 1999 and from 4.00% to 6.50% in 1998.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.1 million at December 31, 2000 and $1.3 million at December 31, 1999 to cover estimated future assessments on known insolvencies. We had assets totaling $1.0 million at December 31, 2000 and $2.8 million at December 31, 1999 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($0.1) million in 2000 and 1999 and ($1.2) million in 1998. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2001 and

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2005. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

REINSURANCE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. The cost of reinsurance is generally amortized over the contract periods of the reinsurance agreements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($14.6) million in 2000, $0.3 million in 1999 and ($0.9) million in 1998. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance inforce acquired and unearned revenue reserve totaling $9.6 million in 2000, $0.2 million in 1999 and $0.5 million in 1998.

RECLASSIFICATIONS

Certain amounts in the 1999 and 1998 consolidated financial statements have been reclassified to conform to the 2000 financial statement presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

PENDING ACCOUNTING CHANGE

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement
No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

Because of our minimal use of derivatives, we do not anticipate that the adoption of the new Statements will have a significant effect on our earnings or financial position. However, at December 31, 2000, we do own 11 convertible fixed maturity securities with a carrying value of $36.1 million. The conversion features on these securities are considered embedded derivatives and, accordingly, changes in fair value of the conversion features will be reflected in net income in future periods. The fair value of these embedded derivatives is estimated to be $3.7 million at December 31, 2000. Since it is not possible to predict future changes in fair value, the impact of adopting the Statements on these securities cannot be predicted. The cumulative effect of this accounting change on net income, representing the difference in accumulated net unrealized capital gains (losses) under the two methods, totaled $0.5 million at January 1, 2001.

Effective January 1, 2001, upon adoption of the Statements, we transferred our fixed maturity securities classified as held for investment to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, will be credited to stockholder's equity during the first quarter of 2001.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                    HELD FOR INVESTMENT
                                                  -------------------------------------------------------
                                                                     GROSS        GROSS
                                                                   UNREALIZED   UNREALIZED    ESTIMATED
                                                  AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                  -------------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Fixed maturities--mortgaged-backed securities       $  284,253      $  5,299    $     (891)   $  288,661
                                                  =======================================================

                                                                    AVAILABLE FOR SALE
                                                  -------------------------------------------------------
                                                                     GROSS        GROSS
                                                                   UNREALIZED   UNREALIZED    ESTIMATED
                                                  AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                  -------------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies             $   51,285      $  2,013    $      (61)   $   53,237
  State, municipal and other governments                60,456         1,530          (443)       61,543
  Public utilities                                     123,821         4,251        (1,880)      126,192
  Corporate securities                               1,027,544        22,553       (50,439)      999,658
  Mortgage and asset-backed securities                 749,805        11,227        (8,920)      752,112
Redeemable preferred stocks                             43,409           527        (3,333)       40,603
                                                  -------------------------------------------------------
Total fixed maturities                              $2,056,320      $ 42,101    $  (65,076)   $2,033,345
                                                  =======================================================
Equity securities                                   $   32,629      $    349    $   (2,197)   $   30,781
                                                  =======================================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)

                                                   HELD FOR INVESTMENT
                                   ---------------------------------------------------
                                                  GROSS        GROSS
                                   AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                      COST        GAINS        LOSSES     MARKET VALUE
                                   ---------------------------------------------------
                                                 (DOLLARS IN THOUSANDS)
DECEMBER 31, 1999
Fixed
  maturities--mortgaged-backed
  securities                       $  339,362    $  3,695    $   (5,263)   $  337,794
                                   ===================================================

                                                   AVAILABLE FOR SALE
                                   ---------------------------------------------------
                                                  GROSS        GROSS
                                   AMORTIZED    UNREALIZED   UNREALIZED    ESTIMATED
                                      COST        GAINS        LOSSES     MARKET VALUE
                                   ---------------------------------------------------
                                                 (DOLLARS IN THOUSANDS)
DECEMBER 31, 1999
Bonds:
  United States Government and
    agencies                       $   71,490    $     90    $   (1,831)   $   69,749
  State, municipal and other
    governments                        46,395          51        (2,411)       44,035
  Public utilities                    118,099       1,545        (3,822)      115,822
  Corporate securities              1,060,643      14,796       (60,710)    1,014,729
  Mortgage and asset-backed
    securities                        722,779       3,110       (22,485)      703,404
Redeemable preferred stocks            44,154         365        (4,033)       40,486
                                   ---------------------------------------------------
Total fixed maturities             $2,063,560    $ 19,957    $  (95,292)   $1,988,225
                                   ===================================================
Equity securities                  $   38,147    $  3,572    $   (6,374)   $   35,345
                                   ===================================================

As described in Note 1, "Significant Accounting Policies--Pending Accounting Change," effective January 1, 2001, the fixed maturity securities classified as held for investment were transferred to the available-for-sale category.

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     HELD FOR INVESTMENT         AVAILABLE FOR SALE
                                   ------------------------   -------------------------
                                   AMORTIZED    ESTIMATED     AMORTIZED     ESTIMATED
                                     COST      MARKET VALUE      COST      MARKET VALUE
                                   ----------------------------------------------------
                                                  (DOLLARS IN THOUSANDS)
Due in one year or less            $     --      $     --     $   34,540    $   34,495
Due after one year through five
  years                                  --            --        235,638       229,276
Due after five years through ten
  years                                  --            --        373,376       369,803
Due after ten years                      --            --        619,552       607,056
                                   ----------------------------------------------------
                                         --            --      1,263,106     1,240,630
Mortgage and asset-backed
  securities                        284,253       288,661        749,805       752,112
Redeemable preferred stocks              --            --         43,409        40,603
                                   ----------------------------------------------------
                                   $284,253      $288,661     $2,056,320    $2,033,345
                                   ====================================================

Net unrealized investment losses on equity securities and fixed maturity securities classified as available for sale were comprised of the following:

                                                                  DECEMBER 31,
                                                             -----------------------
                                                                2000         1999
                                                             -----------------------
                                                             (DOLLARS IN THOUSANDS)
Unrealized depreciation on fixed maturity and equity
  securities available for sale                               $(24,823)    $(78,137)
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                              2,202        5,577
  Value of insurance in force acquired                             271        1,040
  Unearned revenue reserve                                        (180)        (554)
Provision for deferred income taxes                              7,885       25,226
                                                             -----------------------
                                                               (14,645)     (46,848)
Proportionate share of net unrealized investment losses of
  equity investees                                              (7,746)      (3,034)
                                                             -----------------------
Net unrealized investment losses                              $(22,391)    $(49,882)
                                                             =======================

The change in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $18.6 million in 2000, ($64.2) million in 1999 and $1.2 million in 1998.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific and general reserves, is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------
                                                            2000          1999          1998
                                                          ------------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Balance at beginning of year                                $806          $871          $812
Realized losses                                               --            --            59
Uncollectible amounts written off, net of recoveries          --           (65)           --
                                                          ------------------------------------
Balance at end of year                                      $806          $806          $871
                                                          ====================================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) were under $0.1 million at December 31, 2000 and 1999.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------
                                                    2000       1999       1998
                                                  ------------------------------
                                                      (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                             $ 24,858   $ 32,431   $ 49,176
  Available for sale                               160,978    154,255    136,912
Equity securities                                    2,181      2,145      2,116
Mortgage loans on real estate                       24,784     23,989     25,895
Investment real estate                               2,459      5,098      5,822
Policy loans                                         7,942      7,644      7,642
Other long-term investments                              2          2         63
Short-term investments                               3,097      2,930      3,353
Other                                                1,699      6,696      8,196
                                                  ------------------------------
                                                   228,000    235,190    239,175
Less investment expenses                            (9,087)   (10,150)   (10,681)
                                                  ------------------------------
Net investment income                             $218,913   $225,040   $228,494
                                                  ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                               YEAR ENDED DECEMBER 31,
                                                           -------------------------------
                                                             2000       1999        1998
                                                           -------------------------------
                                                               (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                       $(22,020)  $  (2,163)  $   318
Equity securities                                            (2,161)      2,307    (1,712)
Mortgage loans on real estate                                    --          --       (59)
Investment real estate                                          186        (221)      381
Other long-term investments.                                 (3,500)     (1,345)       --
Securities and indebtedness of related parties.               1,310        (582)     (331)
Notes receivable and other                                       --          28    (3,475)
                                                           -------------------------------
Realized losses on investments                             $(26,185)  $  (1,976)  $(4,878)
                                                           ===============================

UNREALIZED
Fixed maturities:
  Held for investment                                      $  5,976   $ (26,009)  $   724
  Available for sale                                         52,360    (162,518)    5,555
Equity securities                                               954       1,500    (1,538)
                                                           -------------------------------
Change in unrealized appreciation/depreciation of
  investments.                                             $ 59,290   $(187,027)  $ 4,741
                                                           ===============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                             GROSS      GROSS
                                                AMORTIZED   REALIZED   REALIZED
                                                  COST       GAINS      LOSSES    PROCEEDS
                                                ------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls:
  Available for sale                            $ 85,905     $   --    $    --    $ 85,905
  Held for investment                             55,846         --         --      55,846
Sales--available for sale                        107,235      3,398     (6,949)    103,684
                                                ------------------------------------------
    Total                                       $248,986     $3,398    $(6,949)   $245,435
                                                ==========================================

YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls:
  Available for sale                            $150,696     $   --    $    --    $150,696
  Held for investment                            154,700         --         --     154,700
Sales--available for sale                         70,789      3,904       (859)     73,834
                                                ------------------------------------------
    Total                                       $376,185     $3,904    $  (859)   $379,230
                                                ==========================================

YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls:
  Available for sale                            $213,082     $  170    $  (291)   $212,961
  Held for investment                            151,298         --         --     151,298
Sales--available for sale                         85,586      5,965     (2,742)     88,809
                                                ------------------------------------------
    Total                                       $449,966     $6,135    $(3,033)   $453,068
                                                ==========================================

Realized losses on fixed maturities totaling $18.5 million in 2000, $5.2 million in 1999 and $2.8 million in 1998 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities.

Income taxes (credits) include a provision of ($9.2) million in 2000, ($0.7) million in 1999 and ($1.7) million in 1998 for the tax effect of realized gains and losses on investments.

OTHER

We have a common stock investment in American Equity Investment Life Holding Company (American Equity), an insurance company that underwrites and markets life insurance and annuity products throughout the United States. The investment is accounted for using the equity method and is included in the securities and indebtedness of related parties line on the consolidated balance sheets. Due to the timing of the availability of financial information, during 2000 we switched from recording our share of American Equity's results from a current basis to one quarter in arrears. The impact of this change on our financial statements was not material. The carrying value of our common stock investment in American Equity includes goodwill totaling $5.0 million in 2000 and $5.3 million in 1999. In addition to the common stock, during 1999 we acquired $2.3 million in preferred stock issued by a subsidiary of American Equity.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
Summarized financial information for American Equity and our common stock ownership percentage is as follows:

                                                                    AS OF OR FOR THE PERIOD ENDED
                                                            ----------------------------------------------
                                                            SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                                 2000            1999            1998
                                                            ----------------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
Total investments                                             $1,922,419      $1,453,423       $634,153
Total assets                                                   2,265,252       1,665,503        683,012
Long-term debt                                                    32,100          20,600         10,000
Total liabilities                                              2,128,436       1,532,198        616,881
Minority interest                                                 99,373          98,982             --
Total revenues                                                    83,256          79,811         37,954
Income from continuing operations.                                 2,729           2,443            244
Net income                                                         2,729           2,443            244
Percentage ownership of common stock                                32.3%           33.2%          34.1%

We reported equity income, net of tax, from APEX Investment Fund III, an equity investee that operates in the investment company industry, totaling
$7.7 million in 2000, $1.5 million in 1999 and $1.0 million in 1998. Summarized financial information for APEX Investment Fund III is as follows:

                                                              AS OF OR FOR THE PERIOD ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Total investments                                             $ 99,747   $70,343    $68,522
Total net assets                                               101,286    72,601     71,915
Total revenues                                                 291,707    69,868     24,652
Income from continuing operations                              290,436    68,446     23,610
Net income                                                     290,436    68,446     23,610
Percentage ownership of partners' capital                          4.1%      4.0%       4.1%

During 2000, equity investees distributed to us equity securities with a fair value totaling $14.5 million. Also during 2000, we received an interest in ten real estate properties with a fair value of $5.0 million in satisfaction of a fixed maturity security that had been in default. These transactions were treated as noncash items for purposes of the 2000 statement of cash flow.

At December 31, 2000, affidavits of deposits covering investments with a carrying value totaling $2,595.7 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2000, we had committed to provide additional funding for mortgage loans on real estate aggregating $8.9 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2000 include real estate, fixed maturities and other long-term investments totaling $7.7 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2000.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for nontraditional debt instruments and investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. As allowed by Statement
No. 107, fair values are not assigned to investments accounted for using the equity method.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                    DECEMBER 31,
                                                  -------------------------------------------------
                                                           2000                      1999
                                                  -----------------------   -----------------------
                                                   CARRYING       FAIR       CARRYING       FAIR
                                                    VALUE        VALUE        VALUE        VALUE
                                                  -------------------------------------------------
                                                               (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                             $  284,253   $  288,661   $  339,362   $  337,794
  Available for sale                               2,033,345    2,033,345    1,988,225    1,988,225
Equity securities                                     30,781       30,781       35,345       35,345
Mortgage loans on real estate                        321,862      311,175      314,523      301,309
Policy loans                                         125,987      143,469      123,717      135,888
Other long-term investments                            1,318        1,318        4,822        5,111
Cash and short-term investments                       52,519       52,519       83,990       83,990
Securities and indebtedness of related parties         1,067        1,088        4,179        4,278
Assets held in separate accounts                     327,407      327,407      256,028      256,028

LIABILITIES
Future policy benefits                            $  984,441   $  969,323   $1,024,285   $1,006,155
Other policyholders' funds                           251,172      251,172      243,076      243,076
Long-term debt                                        40,000       40,000       40,000       40,000
Liabilities related to separate accounts             327,407      317,838      256,028      249,838

4.  REINSURANCE AND POLICY PROVISIONS

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.1 million of coverage per individual life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $2,059.0 million (9.1% of total life insurance in force) at December 31, 2000 and $1,826.3 million (8.7% of total life insurance in force) at December 31, 1999.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Effective September 1, 2000, we entered into a 100% coinsurance agreement to reinsure our individual disability income business with an unaffiliated insurer. At September 1, 2000, the related accident and

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) health reserves totaled $43.6 million and deferred acquisition costs totaled $11.8 million. We settled this transaction by transferring cash and investments equal to the reserves on this business at September 1, 2000. In addition, we received $11.1 million in cash as consideration for the transaction. A loss of $0.7 million on the transaction has been deferred and is being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $9.5 million in 2000, $5.3 million in 1999 and $5.9 million in 1998 and insurance benefits have been reduced by $6.2 million in 2000, $2.4 million in 1999 and $2.2 million in 1998 as a result of cession agreements.

We assume variable annuity business from American Equity and another alliance partner through a modified coinsurance arrangement. Product charges from this business totaled $0.1 million in 2000 and less than $0.1 million in 1999 and 1998. In 1998, we assumed a block of ordinary annuity policies with reserves totaling $22.0 million from another alliance partner.

Unpaid claims on accident and health policies (entirely disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at
  beginning of year                                           $20,433    $20,706    $21,199
Add:
  Provision for claims occurring in the current year            6,087      6,630      5,520
  Decrease in estimated expense for claims occurring in the
    prior years                                                (1,756)    (1,417)      (519)
                                                              ------------------------------
Incurred claim expense during the current year                  4,331      5,213      5,001
Deduct expense payments for claims occurring during:
  Current year                                                  1,711      2,274      2,200
  Prior years                                                   2,680      3,212      3,294
Deduct claim reserves transferred under 100% coinsurance
  arrangement                                                  19,071         --         --
                                                              ------------------------------
                                                               23,462      5,486      5,494
                                                              ------------------------------
Unpaid claims liability, net of related reinsurance, at end
  of year                                                       1,302     20,433     20,706
Active life reserve                                               176     19,705     17,632
                                                              ------------------------------
Net accident and health reserves                                1,478     40,138     38,338
Reinsurance ceded                                              46,456        853        612
                                                              ------------------------------
Gross accident and health reserves                            $47,934    $40,991    $38,950
                                                              ==============================

We develop reserves for unpaid claims by using industry mortality and morbidity data. One year development on prior year reserves represents our experience being more or less favorable than that of the industry. Over time, we expect our experience with respect to disability income business to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
An analysis of the value of insurance in force acquired is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and
  losses:
  Balance at beginning of year                                $14,854    $15,839    $17,105
  Accretion of interest during the year                           823        877        973
  Amortization of asset                                        (1,684)    (1,862)    (2,239)
                                                              ------------------------------
Balance prior to impact of net unrealized investment gains
  and losses                                                   13,993     14,854     15,839
Impact of net unrealized investment gains and losses              271      1,040     (1,306)
                                                              ------------------------------
Balance at end of year                                        $14,264    $15,894    $14,533
                                                              ==============================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/ margins, for the next five years and thereafter is expected to be as follows: 2001 -- $1.1 million; 2002 -- $1.0 million; 2003 -- $1.0 million; 2004 -- $0.9 million; 2005 -- $0.8 million; and thereafter, through 2023 -- $9.2 million.

5.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2000       1999       1998
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before equity income:
    Current                                                  $ 6,477    $ 23,990   $24,734
    Deferred                                                   6,738       1,696     2,501
                                                             ------------------------------
                                                              13,215      25,686    27,235
  Equity income:
    Current                                                    6,476       2,010       575
    Deferred                                                      92         128        79
                                                             ------------------------------
                                                               6,568       2,138       654
Taxes provided in consolidated statement of changes in
  stockholder's equity:
  Change in net unrealized investment gains/losses-deferred   14,803     (53,810)    1,576
    Adjustment resulting from capital transaction of equity
    investee-deferred                                             19          --       (33)
                                                             ------------------------------
                                                              14,822     (53,810)    1,543
                                                             ------------------------------
                                                             $34,605    $(25,986)  $29,432
                                                             ==============================

The effective tax rate on income before income taxes and equity income is different from the prevailing federal income tax rate as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2000       1999       1998
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Income before income taxes and equity income                 $38,227    $75,640    $84,887
                                                             ==============================
Income tax at federal statutory rate (35%)                   $13,379    $26,474    $29,710
Tax effect (decrease) of:
  Gain on dividend of home office properties                    (369)      (369)    (2,061)
  Tax-exempt interest income                                    (175)      (226)      (280)
  Tax-exempt dividend income                                    (956)      (597)      (228)
  State income taxes                                             382         --          5
  Other items                                                    954        404         89
                                                             ------------------------------
Income tax expense                                           $13,215    $25,686    $27,235
                                                             ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Deferred policy acquisition costs                            $ 71,451     $ 67,275
  Value of insurance in force acquired                            4,992        5,563
  Other                                                          10,654        9,982
                                                              -----------------------
                                                                 87,097       82,820
Deferred income tax assets:
  Fixed maturity and equity securities                           (5,973)     (22,327)
  Future policy benefits                                        (42,378)     (44,136)
  Accrued dividends                                              (2,854)      (3,851)
  Accrued pension costs                                          (8,106)      (9,469)
  Other                                                         (13,262)     (10,165)
                                                              -----------------------
                                                                (72,573)     (89,948)
                                                              -----------------------
Deferred income tax liability (asset)                          $ 14,524     $ (7,128)
                                                              =======================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2000 was $11.9 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $511.9 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

6.  CREDIT ARRANGEMENTS

We have a note payable to the Federal Home Loan Bank (FHLB) totaling
$40.0 million at December 31, 2000 and December 31, 1999. The note is due September 17, 2003, and interest on the note is charged at a variable rate equal to the London Interbank Offered Rate less 0.0475% (6.50% at December 31, 2000 and 5.77% at December 31, 1999). Fixed maturity securities with a carrying value of $43.1 million are on deposit with the FHLB as collateral for the note. As an investor in the FHLB, we have the ability to borrow an additional $92.7 million from the FHLB at December 31, 2000 with appropriate increased collateral deposits.

During 1999, FBL Financial Group, Inc. extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

7.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.9 million in 2000, $3.7 million in 1999 and $4.4 million in 1998.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50 percent of an

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7. RETIREMENT AND COMPENSATION PLANS (CONTINUED) employee's contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $0.3 million in 2000 and 1999 and $0.2 million in 1998.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense totaled less than $0.1 million for 2000, 1999 and 1998.

8.  STATUTORY INFORMATION

Our financial statements and the financial statements of our insurance subsidiaries included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost) and available-for-sale (carried at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (h) agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus;
(i) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (k) the financial statements of subsidiaries are consolidated with those of the Company; and (l) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $29.1 million in 2000, $39.8 million in 1999 and $52.1 million in 1998. Our statutory net gain from operations, which excludes realized gains and losses, totaled $49.9 million in 2000, $40.6 million in 1999 and $55.5 million in 1998. Our total statutory capital and surplus was $311.9 million at December 31, 2000 and $301.5 million at December 31, 1999.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  STATUTORY INFORMATION (CONTINUED)
Net income (loss) of our insurance subsidiaries, as determined in accordance with statutory accounting practices, was ($0.2) million in 2000, $0.6 million in 1999 and $0.4 million in 1998. Total statutory capital and surplus for our insurance subsidiaries was $36.8 million at December 31, 2000 and $37.0 million at December 31, 1999.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2001, we could pay dividends to the parent company of approximately $49.9 million without prior approval of insurance regulatory authorities.

The National Association of Insurance Commissioners has revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL, the guidance that defines statutory accounting principles. The revised manual will be effective January 1, 2001, and has been adopted by the State of Iowa, our state of domicile. The revised manual will result in changes to the accounting practices that we use to prepare our statutory-basis financial statements. Management believes the impact of these changes to statutory-basis capital and surplus as of January 1, 2001 will not be significant.

9.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $1.6 million in 2000 and $1.0 million in 1999 and 1998.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $2.7 million during 2000, $2.3 million during 1999 and $2.0 million during 1998 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $3.8 million during 2000 and $4.0 million during 1999 and 1998 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $6.0 million in 2000, $5.0 million in 1999 and $4.5 million in 1998 to the property-casualty companies under these arrangements.

We are licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, royalties of $0.7 million in 2000, $0.9 million in 1999 and $0.7 million in 1998 were paid to the Iowa Farm Bureau Federation. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalties paid to Farm Bureau organizations other than the Iowa Farm Bureau Federation were
$1.2 million in 2000 and $1.0 million in 1999 and 1998.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)
We have administrative services agreements with American Equity under which we provide underwriting, claim processing, accounting, compliance and other administrative services relating to certain variable insurance products underwritten by them. Fee income from performing these services totaled
$0.3 million in 2000 and 1999 and $0.2 million in 1998.

10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2000, management is not aware of any claims for which a material loss is reasonably possible.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2000 are as follows: 2001-$1.5 million; 2002-$1.5 million; 2003-$1.7 million; 2004-$1.7 million; 2005-$1.7 million and thereafter, through 2013-$13.4 million. Rent expense for the lease totaled $2.3 million in 2000 (net of $1.1 million in amortization of the deferred gain on the transfer of the home office properties), $1.8 million in 1999 (net of $1.1 million in amortization of the deferred gain on the transfer of the home office properties) and $1.0 million in 1998 (net of $0.8 million in amortization of the deferred gain on the transfer of the home office properties) (see Note 1).

We have extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.2 million at December 31, 2000 and $0.3 million at December 31, 1999 outstanding on the line of credit.

We have also extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the London Interbank Offered Rate plus 0.0025% (6.55% at December 31, 2000 and 5.82% at December 31, 1999). There was $30.4 million outstanding on the line of credit at December 31, 2000 and $34.6 million at December 31, 1999. Interest income on the line of credit totaled $2.1 million during 2000, $1.3 million during 1999 and $0.6 million during 1998.

In connection with a lease between an affiliate and a third party, we have entered into an agreement whereby we guarantee payments under the lease terms up to $0.9 million. At December 31, 2000 and 1999 we assessed the probability and amount of payment and determined no accrual was necessary.

11. KANSAS FARM BUREAU LIFE INSURANCE COMPANY ACQUISITION-SUBSEQUENT EVENT

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company for $81.1 million and immediately contributed the assets and liabilities to us. The operations of Kansas Farm Bureau Life Insurance Company will be included in our statement of income from the day of acquisition. The acquisition will be accounted for using purchase accounting by our parent. Goodwill recorded in connection with the transaction will be recorded by us and amortized using the straight-line

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. KANSAS FARM BUREAU LIFE INSURANCE COMPANY ACQUISITION-SUBSEQUENT EVENT (CONTINUED)
method over a 20-year period. A summary of the fair value of the assets and liabilities contributed to us, is as follows (dollars in thousands-unaudited):

ASSETS                                               LIABILITIES AND
                                                       STOCKHOLDER'S EQUITY
Investments                       $620,856           Policy                            $524,443
                                                       liabilities and accruals
Value of insurance in               52,167           Other policyholder funds            76,738
  force acquired
Goodwill                               872           Other liabilities                   11,959
                                                                                       --------
Other assets                        20,362           Total liabilities                  613,140
                                                     Stockholder's equity                81,117
                                  --------                                             --------
    Total                         $694,257           Total                             $694,257
                                  ========                                             ========

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a) (1)* All Financial Statements are included in either the Prospectus or the Statement of Additional Information, as indicated therein.



   (2)* Schedules I, IV.


All required financial statements are included in Part B.

(b) Exhibits


  (1)  Certified resolution of the board of directors of Farm
       Bureau Life Insurance Company (the "Company") establishing
       Farm Bureau Life Annuity Account (the "Account").(3)

  (2)  Not Applicable.

  (3)* (a) Underwriting Agreement.

       * (b) Paying Agent Agreement.

  (4)  (a) Contract Form.(1)

       (b) Variable Settlement Agreement.(5)

       (c) Incremental Death Benefit Rider.(7)

  (5)  Contract Application.(2)

  (6)  (a) Articles of Incorporation of the Company.(3)

       (b) By-Laws of the Company.(3)

  (7)  Not Applicable.

  (8)  (a) Participation agreement relating to Farm Bureau Variable
       Insurance Series Fund.(3)

       (b)(1) Participation agreement relating to Fidelity Variable
       Insurance Products Fund.(4)

       (b)(2) Participation agreement relating to Fidelity Variable
       Insurance Products Fund II.(4)

       (b)(3) Participation agreement relating to Fidelity Variable
       Insurance Products Fund III.(4)

       (c) Participation agreement relating to T. Rowe Price Equity
       Series, Inc. and T. Rowe Price International
       Series, Inc.(4)

  (9)* Opinion and Consent of Stephen M. Morain, Esquire.

 (10)* (a) Consent of Sutherland Asbill & Brennan LLP.

       * (b) Consent of Ernst & Young LLP.

       * (c) Opinion and Consent of Christopher G. Daniels, FSA,
       MAAA, Life Product Development and Pricing Vice President.

 (11)  Not Applicable.

 (12)  Not Applicable.

 (13)  Not Applicable.

 (14)* Powers of Attorney.


------------------------

*   Attached as an exhibit.


(1) Incorporated herein by reference to Exhibit (4)(b) in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.



(2) Incorporated herein by reference to Exhibit (5)(b) in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on May 1, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-67538) filed with the Securities and Exchange Commission on February 23, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 28, 2000.


(7) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on February 23, 2001.


ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 33-12789) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 26, 2001.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    12/31/00


                                              FBL Financial
                                               Group, Inc.
                                                    /
                                                    /
---------------------------------------------------------
                           /           /           /
                           /           /           /
                          Farm        FBL         FBL
                         Bureau    Financial   Financial
                          Life       Group     Services,
                       Insurance    Capital       Inc.
                        Company      Trust         /
                           /                       /
                           /                       /
                           /
---------------------------------------------      /
          /                /           /           /
          /                /           /           /
      EquiTrust           FBL      Universal       /
   Life Insurance         Real      Assurors       /
       Company           Estate     Life Ins       /
                       Ventures,       Co
                          Ltd.
                                   ----------------------------------------------------------------------
                                       /           /           /           /           /           /
                                       /           /           /           /           /           /
                                   Western AG     FBL         FBL      EquiTrust   EquiTrust   EquiTrust
                                   Insurance    Leasing    Insurance   Investment    Market     Assigned
                                    Agency,    Services,   Brokerage,  Management  Services,    Benefit
                                      Inc.        Inc.        Inc.     Services,      LLC       Company
                                                                          Inc.
                                                                           .
                                                                           .
                                                                           .
                                                                           .
                                                                           .
                                                           ..................................
                                                               .           .           .
                                                               .           .           .
                                                               .           .           .
                                                           EquiTrust   EquiTrust   EquiTrust
                                                             Series      Money      Variable
                                                           Fund, Inc.    Market       Ins
                                                                          Fund       Series
                                                                                      Fund


------------------------
 .... Management Agreement

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of February 5, 2001, there were 10,457 contract owners.

ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter of certain variable annuity contracts and variable life insurance policies issued by other separate accounts of the Company or its life insurance company affiliates supporting other variable products, or to variable annuity and variable life insurance separate accounts of insurance companies not affiliated with the Company.

(b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
Stephen M. Morain                           General Counsel and Assistant Secretary, Iowa Farm Bureau
Senior Vice President, General Counsel and    Federation; General Counsel, Secretary and Director,
Manager                                       Farm Bureau Management Corporation; Senior Vice
                                              President, General Counsel and Director, FBL Financial
                                              Group, Inc.
William J. Oddy                             Chief Executive Officer and Director, FBL Financial
Chief Executive Officer, Chief Financial      Group, Inc.
Officer and Manager
Dennis M. Marker                            Vice President--Investment Administration, FBL Financial
Vice President--Investment Administration     Group, Inc.
and Manager
Jo Ann Rumelhart                            Executive Vice President and General Manager--Life Cos.,
Executive Vice President and Manager          FBL Financial Group, Inc.
Timothy J. Hoffman                          Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer and Manager
James W. Noyce                              Chief Financial Officer, FBL Financial Group, Inc.
Vice President, Treasurer and Manager
Thomas E. Burlingame                        Vice President--Associate General Counsel, FBL Financial
Vice President and Manager                    Group, Inc.
John M. Paule                               Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer and Manager
Lynn E. Wilson                              Vice President--Life Sales, FBL Financial Group, Inc.
President and Manager
Lou Ann Sandburg                            Vice President--Investments and Assistant Treasurer, FBL
Vice President--Investments, Assistant        Financial Group, Inc.
Treasurer and Manager
James P. Brannen                            Vice President--Controller, FBL Financial Group, Inc.
Vice President--Controller
Robert A. Simons                            Senior Counsel--Investments, FBL Financial Group, Inc.
Senior Counsel--Investments
Sue A. Cornick                              Sr. Market Conduct and Mutual Funds Vice President and
Sr. Market Conduct and Mutual Funds Vice      Secretary, EquiTrust Investment Management
President and Secretary                       Services, Inc., EquiTrust Money Market Fund, Inc.,
                                              EquiTrust Series Fund, Inc. and EquiTrust Variable
                                              Insurance Series Fund.
Kristi Rojohn                               Director, Investment Compliance and Assistant Secretary,
Director, Investment Compliance and           EquiTrust Investment Management Services, Inc.;
Assistant Secretary                           Assistant Secretary, EquiTrust Money Market Fund, Inc.,
                                              EquiTrust Series Fund, Inc. and EquiTrust Variable
                                              Insurance Series Fund.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
Robert J. Rummelhart                        Investment Vice President, FBL Financial Group, Inc.
Investment Vice President
Charles T. Happel                           Sr. Portfolio Manager, EquiTrust Investment Management
Securities Vice President                     Services, Inc.
Laura Kellen Beebe                          Sr. Portfolio Manager, EquiTrust Investment Management
Sr. Portfolio Manager                         Services, Inc.
Doug Higgins                                Portfolio Manager, EquiTrust Investment Management
Sr. Portfolio Manager                         Services, Inc.
Barbara A. Bennett                          Cash Management Administrator, EquiTrust Investment
Cash Management Administrator                 Management Services, Inc.
Larry J. Patterson                          Director, Financial Planning, United Farm Family
Vice President
Thomas J. Faulconer                         Director of Marketing Training, United Farm Family
Indiana OSJ Principal


    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 30.  LOCATION BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.


(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.


(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.


(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.


(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Annuity Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 20th day of April, 2001.


                                                       FARM BUREAU LIFE INSURANCE COMPANY
                                                       FARM BUREAU LIFE ANNUITY ACCOUNT

                                                       By:              /s/ EDWARD M. WIEDERSTEIN
                                                                -----------------------------------------
                                                                          Edward M. Wiederstein
                                                                                PRESIDENT
                                                                    Farm Bureau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


                   SIGNATURE                                      TITLE                        DATE
                   ---------                                      -----                        ----
           /s/ EDWARD M. WIEDERSTEIN
     --------------------------------------       President and Director [Principal       April 20, 2001
             Edward M. Wiederstein                  Executive Officer]

              /s/ JERRY C. DOWNIN                 Senior Vice President and Secretary-
     --------------------------------------         Treasurer [Principal Financial        April 20, 2001
                Jerry C. Downin                     Officer]

               /s/ JAMES W. NOYCE
     --------------------------------------       Chief Financial Officer [Principal      April 20, 2001
                 James W. Noyce                     Accounting Officer]

            /s/ ERIC K. AASMUNDSTAD
     --------------------------------------       Director                                April 20, 2001
              Eric K. Aasmundstad*

            /s/ STANLEY R. AHLERICH
     --------------------------------------       Director                                April 20, 2001
              Stanley R. Ahlerich*

              /s/ KENNETH R. ASHBY
     --------------------------------------       Director                                April 20, 2001
               Kenneth R. Ashby*

             /s/ AL CHRISTOPHERSON
     --------------------------------------       Director                                April 20, 2001
               Al Christopherson*

               /s/ KENNY J. EVANS
     --------------------------------------       Director                                April 20, 2001
                Kenny J. Evans*

                   SIGNATURE                                      TITLE                        DATE
                   ---------                                      -----                        ----
               /s/ ALAN L. FOUTZ
     --------------------------------------       Director                                April 20, 2001
                 Alan L. Foutz*

               /s/ KAREN J. HENRY
     --------------------------------------       Director                                April 20, 2001
                Karen J. Henry*

               /s/ CRAIG D. HILL
     --------------------------------------       Director                                April 20, 2001
                 Craig D. Hill*

             /s/ DANIEL L. JOHNSON
     --------------------------------------       Director                                April 20, 2001
               Daniel L. Johnson*

            /s/ RICHARD G. KJERSTAD
     --------------------------------------       Director                                April 20, 2001
              Richard G. Kjerstad*

             /s/ G. STEVEN KOUPLEN
     --------------------------------------       Director                                April 20, 2001
               G. Steven Kouplen*

               /s/ CRAIG A. LANG
     --------------------------------------       Director                                April 20, 2001
                 Craig A. Lang*

             /s/ LINDSEY D. LARSON
     --------------------------------------       Director                                April 20, 2001
               Lindsey D. Larson*

              /s/ DAVID L. MCCLURE
     --------------------------------------       Director                                April 20, 2001
               David L. McClure*

              /s/ BRYCE P. NEIDIG
     --------------------------------------       Director                                April 20, 2001
                Bryce P. Neidig*

             /s/ HOWARD D. POULSON
     --------------------------------------       Director                                April 20, 2001
               Howard D. Poulson*

             /s/ FRANK S. PRIESTLEY
     --------------------------------------       Director                                April 20, 2001
              Frank S. Priestley*

             /s/ SALLY A. PUTTMANN
     --------------------------------------       Director                                April 20, 2001
               Sally A. Puttmann*

             /s/ JOHN J. VANSWEDEN
     --------------------------------------       Director                                April 20, 2001
               John J. VanSweden*





*By:                  /s/ STEPHEN M. MORAIN
             --------------------------------------
                        Stephen M. Morain
                        ATTORNEY-IN-FACT,
                 PURSUANT TO POWER OF ATTORNEY.